UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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SANDISK PROXY STATEMENT CORPORATE ANNUAL REVIEW [2025]

SANDISK™

PROXY (→) STATEMENT 2025

INSPIRATION AND
INNOVATION IN MOTION (→)
Sandisk delivers innovative Flash solutions and advanced memory technologies that meet people and businesses at the intersection of their aspirations and the moment, enabling them to keep moving and pushing possibility forward.

WHO WE ARE	Our vast portfolio of Flash products enables a seamless and simplified world of resilient data expression and storage. We believe that everyone should be inspired by their data – to move, create, discover, share, and unlock their potential.

OUR VALUES	Our values of innovation, sustainability, collaboration and community, and responsible leadership focus our vision, inspire what we build, and drive our ambitions, shaping our path and defining what success looks like across everything we do.

PG. 001
LETTER FROM OUR CHAIR AND
LEAD INDEPENDENT DIRECTOR
Dear Fellow Stockholders:
We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders, our first as a newly independent, publicly traded company. This meeting represents a defining moment in Sandisk’s history and a significant milestone in our reemergence as a standalone global leader in flash-based storage solutions.
In February 2025, Sandisk formally separated from Western Digital, completing a successful transition and reintroduction to the market. In this new era for Sandisk, we are laser-focused on creating value for customers and stockholders by leveraging our greatest strengths in innovation, scale, agility, and operational discipline. While our post-separation period in fiscal 2025 was brief, we are proud of the progress made in performance, leadership, and governance, which has laid a strong foundation for Sandisk’s long-term success.
Our Board Represents Institutional Insight and Strategic Renewal
We are guided by a highly experienced and strategically balanced Board of Directors. Our Board consists of a combination of former Western Digital board members who provide deep insight on Sandisk’s business, technology, talent, and long-term strategic goals, and new members who bring fresh perspectives to the boardroom. We are confident that our Board is well-positioned to steward Sandisk as a standalone company. We believe everything starts with innovation, and our business sits at the center of it. With a dedicated focus on advancing Sandisk’s core business, we see a tremendous opportunity to deliver meaningful value to both our customers and stockholders.
We will nominate seven directors at our inaugural annual meeting, all of whom have served since our separation from Western Digital. As part of the separation, we appointed to our Board two current Western Digital directors – Matthew Massengill and Kimberly Alexy – to provide leadership continuity through the transition. As we believe Sandisk is now in a strong position to drive long-term success and value creation for its stockholders, Mr. Massengill and Ms. Alexy will not be nominated for reelection at the annual meeting. Our director nominees include independent directors with expertise across critical domains, including semiconductors, enterprise systems, capital markets, and human capital. The skills of our director nominees are closely aligned with our business priorities and opportunities ahead and are essential skills for driving long-term value creation. We are excited for our Board to effectively guide and oversee Sandisk through its evolution as a standalone company.
Our Clear Strategy for Long-term Value Creation
Sandisk’s strategy is focused and purpose-built for the opportunities ahead. As a standalone company, we are reaffirming our leadership in the NAND and SSD markets while sharpening our operational and capital allocation decisions to deliver sustainable and profitable growth objectives. We are executing a long-term vision that reflects our core strengths. In doing so, we are positioning Sandisk to capture a significant market opportunity. Our growth is being driven by the exponential expansion of data, the rise of artificial intelligence in cloud and edge applications, and upcoming refresh cycles in personal computers and mobile devices. Our capital investment remains strong in data centers where we are seeing emerging AI-driven workloads expand the addressable market for enterprise SSDs, which we believe is unlocking further potential for Sandisk’s flash solutions.
In parallel, we have made structural changes to how we operate by, for example, tightening our focus on capital discipline and driving higher returns on invested capital. These are not just goals, they are embedded principles of how Sandisk creates long-term stockholder value.
Our successful first half-year as a standalone company exceeded expectations. We remain optimistic as we lead with innovation to meet demand, which we forecast to strengthen throughout the year. We continue to focus on maximizing return on invested capital through supply management, costs, and pricing strategies.
A Commitment to Good Governance and Our Stockholders
Governance has been a priority through the separation, and we have taken significant steps toward establishing the rigor and practices characteristic of a mature, best-in-class public company, and we will continue to evaluate our governance practices in this pursuit. Our Board prioritizes strong and independent oversight, and we maintain policies aligned with investor expectations, including a commitment to a robust stockholder engagement program. Transparency, accountability, and long-term alignment with stockholders are central to our governance philosophy.
On behalf of the full Board and executive team, thank you for the trust you have placed in Sandisk as we reintroduce ourselves as a standalone company. Our first fiscal year has been foundational, and the support and feedback of our investors has been essential. We look forward to continuing our journey together.
Sincerely,

David V. Goeckeler Chair of the Board
Matthew E. Massengill Lead Independent Director

PG. 002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date November 18, 2025

Time Online check-in begins: 7:45 a.m. Pacific Time Meeting begins: 8:00 a.m. Pacific Time

Location
Our annual meeting will be a completely virtual meeting of stockholders that will provide stockholders with comparable rights and opportunities to participate as they would have at an in-person meeting. To participate, vote or submit questions during the annual meeting via live webcast, please visit: www.virtualshareholdermeeting.com/SNDK2025. Please see the section entitled “Additional Information— General Information About the Annual Meeting—Virtual Annual Meeting” for additional information.

Who Can Vote
Holders of record of shares of our common stock at the close of business on September 22, 2025 will be entitled to notice of and to vote, together as a single class, at our annual meeting and any postponements or adjournments of the meeting.

Voting Shares in Advance of The Meeting
Your vote is very important. Please submit your proxy as soon as possible via the Internet, telephone or mail. Submitting your proxy by one of these methods will ensure your vote will be counted regardless of whether you attend the annual meeting.

Via the Internet Visit the website listed on your notice, proxy card or voting instruction form	By Phone Call the phone number listed on your proxy card or voting instruction form	By Mail Complete, sign, date and return your proxy card or voting instruction form in the envelope provided
Matters to Be Voted On and Board Recommendations

Proposal 1

Election of the seven director nominees named in the attached Proxy Statement to serve until our next annual meeting of stockholders and until their respective successors are duly elected and qualified

Proposal 2

Approval on an advisory basis of the named executive officer compensation disclosed in the attached Proxy Statement

Proposal 3

Approval on an advisory basis of the frequency of future advisory votes on named executive officer compensation

Proposal 4

Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026

At the meeting, we will also consider any other business that may properly come before our annual meeting and any postponements or adjournments of the meeting.
By Order of our Board of Directors,
Bernard Shek
Chief Legal Officer and Secretary
October 7, 2025
Important notice regarding the availability of proxy materials for our annual meeting of stockholders to be held on November 18, 2025:
On or about October 7, 2025, proxy materials for the annual meeting, including the attached Proxy Statement and our Annual Report for the fiscal year ended June 27, 2025, are being furnished to stockholders entitled to vote at the annual meeting. The Proxy Statement and 2025 Annual Report are available on our Investor Relations website at investor.sandisk.com. You can also view these materials at www.proxyvote.com by using the control number provided on your proxy card or Notice of Internet Availability of Proxy Materials.

PG. 003
DISCLAIMERS
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of federal securities laws, including but not limited to, statements concerning our business strategy and strategic priorities, including expectations regarding our ability to successfully operate and grow as a standalone company, our leadership positioning in the NAND and SSD markets, our innovation initiatives, operational and capital allocation decisions and our long-term growth and profitability objectives, our expectations regarding market opportunities, including demand driven by artificial intelligence, data growth and technology refresh cycles, our plans for capital investments and supply management, and our efforts to deliver sustainable growth and long-term stockholder value. These forward-looking statements are based on management’s current expectations as of the date of this Proxy Statement and are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to: adverse changes in global or regional economic conditions, including the impact of evolving trade policies, tariff regimes and trade wars; volatility in demand for our products; pricing trends and fluctuations in average selling prices; inflation; changes in interest rates and a potential economic recession; future responses to and effects of global health crises; the impact of business and market conditions; the impact of competitive products and pricing; our development and introduction of products based on new technologies and management of technology transitions; risks associated with strategic initiatives, including restructurings, acquisitions, divestitures, cost saving measures and joint ventures; risks related to product defects; difficulties or delays in manufacturing or other supply chain disruptions; our reliance on strategic relationships with key partners, including Kioxia Corporation; attraction, retention, and development of skilled management and technical talent; risks associated with the use of artificial intelligence in our business operations; our level of debt and other financial obligations; changes to our relationships with key customers or consolidation among our customer base; compromise, damage or interruption from cybersecurity incidents or other data system security risks; our reliance on intellectual property; fluctuations in currency exchange rates; actions by competitors; risks associated with compliance with changing legal and regulatory requirements; future material impairments in the value of our goodwill and other long-lived assets; our ability to achieve some or all of the expected benefits of the separation from WDC; and other risks and uncertainties listed in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed with the SEC on August 21, 2025 (the “2025 Annual Report on Form 10-K”), to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.
Website References
You may also access additional information about Sandisk at investor.sandisk.com. References to our website throughout this Proxy Statement are provided for convenience only, and the content on our website does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement.

PG. 004

PG. 005
PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. We encourage you to read this entire Proxy Statement for more information about these topics prior to voting.
Sandisk at a Glance
We are a leading developer, manufacturer and provider of data storage devices and solutions based on NAND flash technology. With a differentiated innovation engine driving advancements in storage and semiconductor technologies, our broad and ever-expanding portfolio delivers powerful flash storage solutions for AI workloads in data centers, edge devices, and consumers. Our technologies enable everyone from students, gamers and home offices to the largest enterprises and public clouds to produce, analyze, and store data. Our solutions include a broad range of solid-state drives (“SSD”), embedded products, removable cards, universal serial bus drives and wafers and components. Our broad portfolio of technology and products addresses multiple use cases and end markets.

PG. 006	2025 PROXY STATEMENT
Our Director Nominees

Richard B. Cassidy II, 74
Former Chairman and CEO, Taiwan Semiconductor Manufacturing Company (“TSMC”), Arizona.
Director Since: 2025
Other Current Public
Directorships: Microchip Technology Inc.
Committee Membership:
Thomas Caulfield, 66 Former CEO, GlobalFoundries Inc. Director Since: 2025 Other Current Public Directorships: GlobalFoundries Inc. Committee Membership:	David V. Goeckeler, 63 CEO, Sandisk Corporation Director Since: 2025 Other Current Public Directorships: Automatic Data Processing, Inc. Committee Membership:

Devinder Kumar, 70 Former CFO, Advanced Micro Devices, Inc. Director Since: 2025 Other Current Public Directorships: Ciena Corporation Committee Membership:
Necip Sayiner, 60
Former executive vice president and general manager, Renesas Electronics Corporation.
Director Since: 2025
Other Current Public
Directorships: Rambus, Inc., Axcelis Technologies, Inc., and Teradyne, Inc.
Committee Membership:
Ellyn J. Shook, 62 Former chief leadership and human resources officer, Accenture plc Director Since: 2025 Other Current Public Directorships: The Baldwin Insurance Group, Inc. Committee Membership:

Miyuki Suzuki, 65
Former president, Asia Pacific, Japan and China. Cisco Systems, Inc.
Director Since: 2025
Other Current Public
Directorships: Twilio Inc. and Mitsubishi UFJ Financial Group Inc. (“MUFG”).
Committee Membership:

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board	Independent

PROXY SUMMARY	PG. 007
Board Nominee Highlights**

Independence	Gender	Age

86% Independent	29% Women	66 Years Average

Independent Non-Independent	Women Men	60-65 Years >65 Years
**     The terms of service of current Board of Director members Kimberly E. Alexy and Matthew E. Massengill will end immediately prior to the 2025 annual meeting of stockholders. The Board intends to appoint a new Lead Independent Director, a third member and a new chair of the Audit Committee, and a third member and a new chair of the Governance Committee.
Corporate Governance Highlights
Our Board of Directors is committed to robust corporate governance practices that reflect integrity, accountability, and transparency. These practices are designed to support effective oversight and advance the long-term interests of our stockholders.
Corporate Governance Best Practices
We commit to regularly evaluate our corporate governance practices based on a consideration of prevailing best practices, our stakeholders’ feedback and interests, and the interests of our long-term strategy and outlook. We have implemented or are in the process of implementing such practices, including those highlighted below, in a manner appropriate for our company.
   Commitment to a robust Board-led stockholder engagement program that informs Board decisions
   Independent Board leadership, consisting of a Lead Independent Director with clearly defined roles and responsibilities
   All directors are elected annually by a simple majority of votes cast
   Six of seven director nominees are independent
   Overboarding policy for additional public company directorships by directors, including a lower threshold for our CEO, and director time commitments annually reviewed
   Board oversight of strategic planning and risk management
   Succession planning for directors, our CEO and other key officers
   Annual Board and committee self-evaluations
   Annual individual assessments of directors
   Anti-hedging, anti-pledging and clawback policies
   All current non-employee directors comply with our stock ownership guidelines
   All executive officers achieved stock ownership requirements pursuant to our guidelines
   Board committee oversight of corporate responsibility, sustainability, cybersecurity, and human capital management
   Annual sustainability reporting via standalone Sustainability Report aligned with leading frameworks and standards
   Board committee oversight of political and lobbying activities and expenditures
Executive Compensation Highlights
Executive Compensation Objectives and Approach
The Compensation and Talent Committee seeks to closely align pay with performance, rewarding executives for delivering results for Sandisk and its stockholders. Our compensation program is designed to offer market-competitive incentives to drive talent retention and incentivize excellence in performance and stockholder value creation. We are committed to setting executive compensation around value-driving metrics, rigorous performance hurdles, and meaningful at-risk pay to ensure accountability and alignment with stockholder interests.
We are proud of the steps the committee took immediately following our separation from Western Digital to align executive compensation with Sandisk’s strategic goals and stockholders’ interests. The second half of fiscal 2025 (“2H Fiscal 2025”) compensation design reflects the committee’s goal of incentivizing leadership to execute a successful transition and position our company for long-term success. The committee looks forward to discussing the evolution of our compensation program for our first full fiscal year. For more information regarding our executive compensation practices, and our approach to drive accountability, transparency, and long-term value creation, please see page 35.

PG. 008
CORPORATE GOVERNANCE MATTERS

Proposal 1 Election of Directors

(→)
We are asking our stockholders to elect seven directors to our Board of Directors at the 2025 annual meeting of stockholders. Defining attributes of our Board include:
•All directors elected annually by a simple majority of votes cast
•Six of seven director nominees are independent
•Independent Board leadership, consisting of a Lead Independent Director with clearly defined roles and responsibilities
•Skills and experience of directors aligned to business strategy and key areas of risk oversight
•Women currently serve in key Board leadership positions such as our Chairs of the Audit Committee and Compensation and Talent Committee

(→)	Our Board of Directors recommends a vote FOR each of the seven director nominees named in this Proxy Statement

Our Board of Directors is presenting seven nominees for election as directors at our 2025 annual meeting of stockholders (“Annual Meeting”). Each of the nominees is currently a member of our Board and was elected to our Board by our stockholder and former parent company, Western Digital Corporation (“WDC”), in connection with our separation from WDC that became effective February 21, 2025 (the “Separation”). Each director elected at the Annual Meeting will serve until our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until a successor is duly elected and qualified or until the director’s earlier resignation.
All of our director nominees joined our Board in connection with the Separation. Mr. Caulfield, Mr. Goeckeler, and Ms. Suzuki were identified and selected by the WDC board of directors, and Mr. Cassidy, Mr. Kumar, Mr. Sayiner, and Ms. Shook were identified and selected by the WDC board of directors with the assistance of a search firm.
Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected. If any nominee is unable or unwilling for good cause to stand for election or serve as a director if elected, the persons named as proxies may vote for a substitute nominee designated by our existing Board, or our Board may choose to reduce its size.
As part of the Separation, Mr. Massengill and Ms. Alexy joined our Board to provide leadership continuity through the transition. As we believe the Company is now in a strong position to drive long-term success and value creation for its stockholders, Mr. Massengill and Ms. Alexy will not be nominated for reelection at the Annual Meeting and will cease their service on the Board of Directors when their terms expire immediately before the Annual Meeting.
Vote Required for Approval
Each director nominee will be elected as a director if the nominee receives the affirmative vote of a majority of the votes cast with respect to his or her election (in other words, the number of votes “FOR” a director must exceed the number of votes cast “AGAINST” that director). You may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Proxies received by our Board of Directors will be voted FOR each director nominee unless specified otherwise.
Under our Bylaws, any incumbent director who fails to be elected must offer to tender his or her resignation to our Board. If the director conditions his or her resignation on acceptance by our Board, the Governance Committee or other designated Board committee will then make a recommendation to our Board on whether to accept or reject the resignation or whether other action should be taken. Our Board will act on the resignation and publicly disclose and explain its decision within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in our Board’s or the committee’s decision.

CORPORATE GOVERNANCE MATTERS	PG. 009
Nominees for Election
Below is information about the experience and other key qualifications and attributes of each of our Board’s seven director nominees.

Richard B. Cassidy II Age: 74
Director Since: February 2025
Other Public Boards: •Current: Microchip Technology Inc.

Career Highlights
Taiwan Semiconductor Manufacturing Company (“TSMC”), Arizona, an advanced semiconductor manufacturing fabrication
•Chairman, CEO, and former president (January 2020-July 2025)
TSMC Ltd., a multinational semiconductor manufacturing company
•Senior vice president (2019-July 2025)
•President and CEO, North America (2004-2018)

Skills & Experience Supporting Board Nomination
•From his more than 45 years of experience in the semiconductor industry, including over 20 years in leadership roles, Mr. Cassidy brings to our Board deep expertise in both the technical and business areas of the industry.
•Additionally, Mr. Cassidy is a board member of the Global Semiconductor Alliance, an organization dedicated to the advancement of the worldwide semiconductor industry.
•Mr. Cassidy’s executive and board roles, along with his financial experience, qualify him as an “audit committee financial expert” under SEC rules.

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board

PG. 010	2025 PROXY STATEMENT

Thomas Caulfield Age: 66
Director Since: January 2025
Other Public Boards: •Current: GlobalFoundries Inc. •Past Five Years: Western Digital Corporation

Career Highlights
GlobalFoundries Inc., a multinational semiconductor contract manufacturing and design company
•Executive chair of the Board (April 2025-current)
•CEO (2018-April 2025)
•Senior vice president and general manager, Fab 8 semiconductor wafer manufacturing facility (2014-2018)
Soraa, Inc., an LED lighting solutions company
•President and chief operating officer (2012-2014)
Caitin Inc., a clean energy startup
•CEO (2010-2012)

Skills & Experience Supporting Board Nomination
•Having served as an executive in the technology industry for over 30 years, Dr. Caulfield brings crucial semiconductor technical and business expertise enabling our Board to oversee strategies to drive innovation and unlock stockholder value.
•Dr. Caulfield has direct experience leading various aspects of global technology companies ranging from research and development, to supply chain, to sales.
•Dr. Caulfield brings management experience as the former CEO of GlobalFoundries, as well as public company board experience as the executive chair of the board of GlobalFoundries.

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board

CORPORATE GOVERNANCE MATTERS	PG. 011

David V. Goeckeler Age: 63
Director Since: January 2025
Other Public Boards: •Current: Automatic Data Processing, Inc. •Past Five Years: Western Digital Corporation

Career Highlights
Sandisk Corporation
•CEO and Chair of the Board (February 2025-present)
Western Digital Corporation
•CEO (March 2020-February 2025)
Cisco Systems, Inc., a multinational technology company
•Executive vice president and general manager, networking and security (2017-March 2020)
•Senior vice president and general manager, networking and security business group (2016-2017)

Skills & Experience Supporting Board Nomination
•With more than 30 years of experience in the technology industry, Mr. Goeckeler has a proven ability to set and implement the strategy of large, global technology franchises, including in his current position as our CEO.
• Mr. Goeckeler brings deep experience in technical and senior management positions, having previously positioned WDC, in his capacity as its CEO, to capitalize on opportunities in the shifting landscape through large-scale development projects and strategic acquisitions, culminating in the separation of Sandisk from WDC.
•Mr. Goeckeler’s experience allows him to lead and manage our day-to-day operations, while overseeing the strategic direction of Sandisk.

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board

PG. 012	2025 PROXY STATEMENT

Devinder Kumar Age: 70
Director Since: February 2025
Other Public Boards: •Current: Ciena Corporation

Career Highlights Advanced Micro Devices, Inc., a multinational semiconductor company •CFO (2013-January 2023) •Treasurer (2015-January 2023) •Corporate controller (2001-2012)
Skills & Experience Supporting Board Nomination
•Mr. Kumar has over 40 years of experience in the global semiconductor industry, including 10 years as CFO and executive vice president of AMD, Inc., a multinational semiconductor company. Mr. Kumar brings to our Board expertise in financial management, global experience, and in driving stockholder value through his experience leading the finance function at AMD as it experienced rapidly increasing market capitalization gains. Mr. Kumar is also currently chair of the audit committee of a public company.
•Mr. Kumar has global experience spanning North America, Asia, Europe and the Middle East, including spending 10 years in Asia in various leadership positions for AMD’s manufacturing group across Malaysia, Singapore, Thailand and China.
•Mr. Kumar’s executive and board roles, along with his financial experience, qualify him as an “audit committee financial expert” under SEC rules.

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board

CORPORATE GOVERNANCE MATTERS	PG. 013

Necip Sayiner Age: 60
Director Since: February 2025
Other Public Boards: •Current: Rambus, Inc.; Axcelis Technologies, Inc.; Teradyne, Inc. •Past Five Years: Power Integrations, Inc.

Career Highlights
Renesas Electronics Corporation, a provider of semiconductor solutions
•Executive vice president and general manager (2017-2019)
• President, Renesas Electronics America (2017-2019)
Intersil Corporation, a provider of power management and precision analog solutions
• President and CEO (2013-2017)
Silicon Laboratories Inc., a fabless global technology and semiconductor manufacturer
•President and CEO (2005-2012)

Skills & Experience Supporting Board Nomination
• Dr. Sayiner brings over 20 years of expertise and leadership within the semiconductor industry, as a former CEO and executive leader at Renesas Electronics, Intersil and Silicon Laboratories.
• Dr. Sayiner brings a strong track record of building sustainable and profitable businesses, developing high caliber talent and establishing trust and transparency with stockholders, as well as technical expertise in data infrastructure, research and development, strategic planning, and large corporate transformations.
•Dr. Sayiner also served as the chairman of the Semiconductor Industry Association, from 2015 to 2016, and as vice chairman from 2014 to 2015.

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board

PG. 014	2025 PROXY STATEMENT

Ellyn J. Shook Age: 62
Director Since: February 2025
Other Public Boards: •Current: The Baldwin Insurance Group, Inc.

Career Highlights
Accenture plc., a global professional services company
•Accenture luminary, senior client advisor (March 2025 - present)
•Chief leadership and human resources officer (2014 to September 2024)
•Senior managing director, human resources (2011-2014)
•Lead, global human resources (2004-2011)

Skills & Experience Supporting Board Nomination
•Ms. Shook brings nearly 37 years of experience in global leadership, talent, and compensation strategy as the former chief leadership and human resources officer of Accenture.
•Ms. Shook also brings public company board experience and is currently chair of the compensation committee and member of the nominating and governance committee at The Baldwin Insurance Group.
•Ms. Shook has also led large scale talent transformations across waves of technology disruptions and is a renowned thought leader, creating pioneering research on people and work.
• Ms. Shook also serves as an executive committee member of the Peer Roundtable of Chief Human Resources Officers and as a member of the board of directors of the National Academy of Human Resources.

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board

CORPORATE GOVERNANCE MATTERS	PG. 015

Miyuki Suzuki Age: 65
Director Since: January 2025
Other Public Boards: •Current: Twilio Inc., MUFG, Inc. •Past Five Years: Western Digital Corporation

Career Highlights
Cisco Systems, Inc., a multinational technology company
•President, Asia Pacific, Japan and China (2018-February 2021)
•President and general manager, Japan (2015-2018)
Jetstar Japan, a Japanese airline
•President and CEO (2011-2015)
KVH (now Colt Technology Services Co., Ltd.), global digital infrastructure company
•President and vice chairman (2007-2011)
Lexis Nexis Group Asia Pacific, a data analytics and research firm
•President and CEO (2004-2006)

Skills & Experience Supporting Board Nomination
•Ms. Suzuki is a seasoned leader in the technology and telecommunications industries contributing to our Board’s comprehensive perspectives around the technology industry.
•Ms. Suzuki also has deep global operations experience across the Asia Pacific region, which provides valuable insight for our Board with our joint venture with Kioxia Corporation.
•Ms. Suzuki has substantial governance experience as a public company director at Twilio, a global software company, and MUFG, Inc., a Japan-based global bank and financial services firm, and private company board experience specific to Japan-based companies (Jera Co., Inc. and, previously, MetLife Japan).

Audit	Compensation and Talent	Governance	Executive	Committee Chair	Chair of the Board

PG. 016	2025 PROXY STATEMENT
Director Nominee Skills and Experience
Our Board of Directors believes our nominees’ breadth of experience and mix of qualifications, attributes, and skills strengthen our Board’s independent leadership and effective oversight of management.

Independence	Gender	Age

86% Independent	29% Women	66 Years Average

Independent Non-Independent	Women Men	60-65 Years >65 Years

Director Nominee Skills, Experience and Backgrounds

Executive
Semiconductor
Data Infrastructure
Strategic Transactions
Manufacturing
Operations and Infrastructure
Technology/Innovation
Global
Finance and Accounting
Cybersecurity
Risk Management
Sustainability and Corporate Responsibility
Human Capital Management

Indicates expertise derived from direct and hands-on experience or direct managerial experience with the subject matter during his/her career
Indicates experience derived through: (i) board or relevant committee membership at our company or another public company; (ii) executive leadership or board membership of a public company in the relevant industry; or (iii) consulting, investment banking, private equity investing or legal experience

Our Board is highly qualified, deeply engaged, and exceptionally well-positioned to effectively oversee Sandisk and the execution of our long-term strategy.

CORPORATE GOVERNANCE MATTERS	PG. 017
Description of Skills, Experience and Backgrounds
The skills, experience and backgrounds that we value for our Board of Directors track our priorities of becoming an independent leader in flash-based products, driving stockholder value, and responsible governance and corporate stewardship. The below table provides an overview of the skills, experience, or background held by one or more of our Board nominees and why each is essential to the oversight and successful execution of our strategy and purpose.

Board Skills, Experience, or Background	Director Qualifications	Alignment to Our Strategy and Business Purpose

Executive	Experience in executive-level positions	Our scale and complexity benefit from insights gained from executive level experience and a practical understanding of complex organizations, strategic planning, governance, operations, talent development and risk management

Semiconductor	Experience in the semiconductor industry	Our priority of becoming an independent leader in flash-based products is founded on a strong understanding of our business, technology, products and operations

Data Infrastructure	Experience in data infrastructure, including related software, hardware and data centers, storage, protection and management	Our mission to unlock the potential of data by harnessing the possibility to use it is based on a comprehensive understanding of the challenges and opportunities our business faces with respect to data infrastructure

Strategic Transactions	Experience leading a company through a large transition, transformation, integration, merger or acquisition
As a recently spun-off company, we benefit from insight on how to execute as a business that just completed a strategic transaction. Additionally, our strategic ventures have been key to our successes in our rapidly evolving industry, and transactional experience helps us identify and capitalize on strategic opportunities that unlock long-term value for our stockholders

Manufacturing	Experience with sophisticated, large-scale manufacturing	Our business relies on complex distribution and supply chains, as well as smoothly operating manufacturing facilities globally

Operations and Infrastructure	Experience with complex, global operations	Our path to advancing operational excellence and thriving in evolving market conditions is guided by insights in operational efficiencies and risk mitigation

Technology/Innovation	Experience in researching, developing or designing leading-edge technologies	Our efforts to drive continued growth through innovation across our entire portfolio of products begin with a vision to pioneer new horizons

Global	Experience with businesses with substantial international operations
Our global scale requires critical business and cultural perspectives that help us understand the strategic opportunities and risks relating to our business worldwide, including with respect to geopolitics and macroeconomics

Finance and Accounting	Experience overseeing accounting and financial reporting	Our company necessitates robust financial management and accurate disclosure, including our Board’s oversight of our financial reporting process and internal controls

Cybersecurity	Experience understanding and managing information technology and cybersecurity threats	Our business and industry are becoming increasingly subject to cybersecurity attacks and the safeguarding of our assets depends on our Board’s ability to oversee company efforts to identify and mitigate these risks

Risk Management	Experience in assessing and managing enterprise risks	Our management of enterprise risks largely depends on our ability to detect, evaluate and control those risks, and skilled oversight by our Board promotes our compliance with legal obligations and overall long-term success

Sustainability and Corporate Responsibility	Experience in assessing environmental, sustainability and climate-related risks and in responsible corporate citizenship
Our efforts to address risks related to climate change, in support of further driving long-term value for our stockholders, are driven by our corporate sustainability policies and programs overseen by our Board, and our business and customer base necessitates our commitment to responsible corporate citizenship

Human Capital Management	Experience in human capital management in large organizations	Our most valuable assets are our talented and global workforce, and our Board oversees our talent attraction, development and retention programs

PG. 018	2025 PROXY STATEMENT
Director Independence
Our Board of Directors has reviewed and discussed information provided by the directors and our company regarding each director’s business and personal activities, as well as those of the director’s immediate family members, as they may relate to our company or our management. The purpose of this review is to determine whether there are any transactions or relationships that would be inconsistent with a determination that a director is independent under the listing standards of the Nasdaq Stock Market. Based on its review, our Board has affirmatively determined that, except for serving as a member of our Board, none of our Board’s non-employee director nominees (Messrs. Cassidy, Caulfield, Kumar, or Sayiner, or Mses. Shook, or Suzuki) and none of our other current non-employee directors who are not continuing on the Board following the Annual Meeting (Mr. Massengill and Ms. Alexy) has any relationship that, in the opinion of our Board, would interfere with such director’s exercise of independent judgment in carrying out his or her responsibilities as a director, and that each such director qualifies as “independent” as defined by the listing standards of the Nasdaq Stock Market. Mr. Goeckeler is currently a full-time, executive-level employee of our company and, therefore, is not “independent” as defined by the listing standards of the Nasdaq Stock Market.
Director Meeting Attendance
During fiscal 2025, representing approximately four months as a standalone company, our full Board of Directors met three times. Each of the directors who served during fiscal 2025 attended 75% or more of the aggregate number of Board meetings and meetings of the Board committees on which he or she served during fiscal 2025.
Our Board strongly encourages each director to attend our annual meeting of stockholders. As a result of the Separation, we did not hold an annual meeting of stockholders in fiscal 2025.
STRONG DIRECTOR ENGAGEMENT
Average director attendance at fiscal 2025 Board and committee meetings:

Board	Audit	Compensation and Talent	Governance

100%	100%	100%	100%

CORPORATE GOVERNANCE MATTERS	PG. 019
Director Nominations and Board Refreshment
Key Director Criteria
The Governance Committee has adopted a policy regarding critical factors to be considered in selecting director nominees, which include: the nominee’s personal and professional ethics, integrity and values; the nominee’s intellect, judgment, foresight, skills, experience and achievements, all of which are viewed in the context of the overall composition of our Board of Directors; the absence of any conflict of interest or legal impediment to, or restriction on, the nominee serving as a director; having a majority of independent directors on our Board; and representation of the long-term interests of our stockholders as a whole and a mix of backgrounds and expertise, which are most needed and beneficial to our Board and our company.
The Governance Committee commits to annually evaluate the size and composition of our Board and assess whether the composition appropriately aligns with our evolving business and strategic needs. Through this process, the Governance Committee develops a list of qualifications, skills and attributes to be considered when seeking and evaluating director candidates. Specific director criteria evolve over time to reflect our strategic and business needs and the changing composition of our Board.
Director Candidate Pool Provision
Our Corporate Governance Guidelines require the Governance Committee to include, and instruct any search firm it engages to include, women and members of underrepresented communities in the pool from which the committee selects director nominees.
Director Nomination Process
Step 1: Assess
Our Board of Directors, led by the Governance Committee, evaluates the size and composition of our Board at least annually, and to consider the evolving skills, perspectives and experience needed on our Board to perform its governance and oversight role as our business transforms and the underlying risks change over time. Among other factors, the committee considers our strategy and needs, as well as our directors’ skills, expertise, experience, tenure, age and backgrounds. After assessing these factors, our Board will develop criteria for potential candidates to be additive and complementary to the overall composition of our Board. Specific director criteria evolve over time to reflect our strategic and business needs and the changing composition of our Board.
Step 2: Identify
The Governance Committee is authorized to use any methods it deems appropriate for identifying candidates for membership on our Board of Directors, including considering recommendations from incumbent directors, management or stockholders and engaging the services of an outside search firm to identify suitable potential director candidates. The committee will include, and instruct any search firm it engages to include, women and members of underrepresented communities in the pool of director candidates.
Step 3: Evaluate
The Governance Committee commits to establishing a process for evaluating director candidates that it will follow regardless of who recommends a candidate for consideration. Through this process, the committee will consider a candidate’s skills, experience, outside commitments, including service on public company boards, and other available information regarding each candidate. For incumbent director candidates, this process is expected to include consideration of the results of the annual Board and committee evaluations during our first full fiscal year as an independent company. See the section entitled “Board Processes and Policies—Board and Committee Evaluations” below. Following the evaluation, the committee recommends nominees to our Board.
Step 4: Nominate
Our Board of Directors considers the Governance Committee’s recommended nominees, analyzes their independence and qualifications and selects nominees to be presented to our stockholders for election to our Board.

PG. 020	2025 PROXY STATEMENT
Stockholder Recommendations of Director Candidates
The Governance Committee may receive recommendations for director candidates from our stockholders. A stockholder may recommend a director candidate to the Governance Committee by delivering a written notice to our Secretary at our principal executive offices and including the following in the notice: the name and address of the stockholder as they appear on our books or other proof of share ownership; the class and number of shares of our common stock beneficially owned by the stockholder as of the date the stockholder gives written notice; a description of all arrangements or understandings between the stockholder and the director candidate and any other person(s) pursuant to which the recommendation or nomination is to be made by the stockholder; the name, age, business address and residence address of the director candidate and a description of the director candidate’s business experience for at least the previous five years; the principal occupation or employment of the director candidate; the class and number of shares of our common stock beneficially owned by the director candidate; the consent of the director candidate to serve as a member of our Board of Directors if appointed or elected; and any other information required to be disclosed with respect to a director nominee in solicitations for proxies for the election of directors pursuant to applicable rules of the SEC.
The committee may require such additional information as it deems reasonably required to determine the eligibility of the director candidate to serve as a member of our Board of Directors. Stockholders recommending candidates for consideration by our Board in connection with the next annual meeting of stockholders should submit their written recommendation no later than June 1 of the year of that meeting.
The committee will evaluate director candidates recommended by stockholders for election to our Board in the same manner and using the same criteria as it uses for any other director candidate. If the committee determines that a stockholder-recommended candidate is suitable for membership on our Board, it will include the candidate in the pool of candidates to be considered for nomination upon the occurrence of the next vacancy on our Board or in connection with the next annual meeting of stockholders.
Board Refreshment
Our Board of Directors believes that periodic Board refreshment can provide new experience and fresh perspectives to our Board and is most effective if it is sufficiently balanced to maintain continuity among Board members that will allow for the sharing of historical perspectives and experience relevant to our company. Our Board seeks to achieve this balance through its director succession planning process described below. Our Board will also utilize the annual Board and individual director assessment process discussed below under “Board Processes and Policies—Board and Committee Evaluations” to help inform its assessment of our Board’s composition and Board refreshment needs after our first full fiscal year as an independent company. Our Board commits to regularly evaluate its composition, in order to both add and maintain skills critical to overseeing our business as our strategy and oversight priorities evolve.
Succession Planning
Our Board of Directors is focused on ensuring that it has members with a variety of skills, expertise, experience, age, and backgrounds because a broad range of perspectives is critical to effective corporate governance and overseeing the execution of our strategy. The Governance Committee’s long-range succession planning role is intended to help identify and recruit new directors but also ensures a smooth transition when succession needs arise. The committee will also oversee the orderly succession of our Chairs of the Board committees.
Director Orientation and Education
All incoming directors participate in a director orientation program. The orientation includes meetings with, and presentations by, the executive team and senior management on key topics, such as business and operations, governance policies and practices, finance, accounting and audit matters, and our products and technology. When directors accept new or additional responsibilities on our Board or on committees, they will be provided additional orientation and educational opportunities on relevant topics, as needed.
Because our Board believes that ongoing director education is vital to the ability of directors to fulfill their responsibilities, we intend to invite external subject matter experts to present to our Board at least annually on emerging and evolving issues relevant to our business strategy. The Governance Committee will select the topics on which to focus. We also encourage directors to participate in external continuing director education programs, at our expense, and provide a list of external learning opportunities.

CORPORATE GOVERNANCE MATTERS	PG. 021
Board’s Role and Responsibilities
Risk Oversight and Compensation Risk Assessment
Board’s Role in Risk Oversight
Our management team is charged with managing risk and bringing to our Board of Directors’ attention all material risk exposures to our company. Our Board is responsible for overseeing the risk management process and exercises this risk oversight through both our full Board and its committees as further detailed below.
Our enterprise risk management (“ERM”) process is designed to facilitate the identification, assessment, management, reporting and monitoring of material risks our company may face over the short-term and long-term and assure regular communication with our Board and its committees regarding these risks. Key risks are raised by management to the Audit Committee and the full Board. Our Chief Audit Executive, who manages the day-to-day activities of our ERM program, reports to our Board on enterprise risk assessment under our ERM program, providing updates on key risks, status of mitigation efforts and residual risk trends. Our Board consults with members of management, including those involved in ERM, and has access to external advisors to help monitor trends, identify potential threats and assess our company’s risk environment. Risk areas identified in the ERM process help inform how we present the risks facing our company in the “Risk Factors” section of our 2025 Annual Report on Form 10-K, which is also reviewed with the Audit Committee.
The independence of our Board and our Board leadership enhances our Board’s ability to exercise its risk oversight. Through the authority of our Lead Independent Director to establish Board agendas, and call and preside at Board meetings and executive sessions of our independent directors as described under “Board Structure—Board Leadership Structure” below, our current Board leadership structure offers mechanisms to facilitate our Board’s exercise of its oversight responsibilities. This includes requiring management reports on specific risk exposures and requesting additional information or directing alternative actions with respect to management’s recommendation on any risk matters as our Board may determine to be necessary or advisable.

▶
Board of Directors
Our Board meets periodically with our Chief Audit Executive to review our overall ERM program and policies. Throughout the year, our Board receives updates on specific risks and mitigating measures in the course of its review of our strategy and business plan, and through reports to our Board by its respective committees and senior members of management.
◀

▲

Audit
Committee
•Oversees ERM, internal audit and internal controls processes and policies and our Chief Audit Executive
•Oversees the following risk topics:
–Financial reporting, accounting, internal controls, fraud and capital structure
–Cybersecurity
–Legal and regulatory compliance, including our Ethics and Compliance program
–Legal and regulatory requirements regarding public disclosure of topics covered by our corporate responsibility and sustainability programs and related controls and procedures
–Tax and transfer pricing matters
–General business risks

Compensation and
Talent Committee
Oversees the following risk topics:
•Compensation programs, policies and practices
•Equity and other incentive plans
•Recruiting, engagement and retention
•People programs, policies and practices, including talent attraction, engagement and retention and inclusion
•CEO succession planning and senior leadership development

Governance
Committee
Oversees the following risk topics:
•Board and committee composition, including Board leadership structure
•Director succession planning
•Corporate governance policies and practices
•Corporate responsibility and sustainability policies and programs
•Corporate political and lobbying activities and expenditures

▲

Management
Each of our major business unit and functional area heads, with assistance from their staff, works with our ERM function to identify risks that could affect achievement of business strategies or objectives and develop risk mitigation measures, contingency plans and a consolidated risk profile that is reviewed and discussed with our CEO and CFO before presentation to the Audit Committee. On a regular basis, our ERM function reviews with senior management and the Audit Committee the risk profile and action plan progress, which are also made available to our Board. Our Chief Audit Executive also develops a risk-based internal audit plan utilizing the ERM consolidated risk profile.

PG. 022	2025 PROXY STATEMENT
Compensation Risk Assessment
Consistent with SEC disclosure requirements, the Compensation and Talent Committee, working with its independent compensation consultant, reviewed our fiscal 2025 compensation policies and practices to determine whether they encourage excessive risk taking. The committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on our company.
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Policy governing the purchase, sale, or other disposition of our securities by all members of our Board, officers, and employees of our company and its subsidiaries. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Our Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report on Form 10-K. Because our Insider Trading Policy is designed to address transactions in our company’s securities by our directors, officers, and employees, our Insider Trading Policy does not govern purchases of our securities by our company.
Sustainability and Corporate Responsibility
We keep people and businesses moving forward with inspired innovations to actualize their potential. The mobility, creativity, and potential that our products unlock for customers inspires us to innovate and deliver more for our customers—today and everyday. Reflected in our values—Innovation, Sustainability, Collaboration and Community and Responsible Leadership, we are committed to developing products and operating with people and the planet in mind. We know that every choice makes an impact on the world we share, which is why we prioritize environmental stewardship and keeping the people who power our operations and supply chain safe.
Our commitment to environmental and social responsibility drives us to continuously evaluate, improve, and realize more efficient and resilient business operations. Our efficiency delivers value across the business, such as resource efficiency, product quality, reduced risks of misconduct and legal liability, enhanced reliability of our supply chain, and an engaged, healthy and productive workforce. We know that being an industry leader is not just about having talented employees or innovative products, it’s also about doing business the right way, every day. That is why our commitment to corporate responsibility is deeply embedded throughout our business.
We look forward to publishing our inaugural 2025 Sustainability Report in late calendar year 2025, which will be located on our website at www.sandisk.com/company/corporate-responsibility.
Oversight by Our Board of Directors
Sound corporate responsibility in all aspects of our business is a focus of our Board of Directors. The Governance Committee is responsible for assisting our Board in overseeing the development and maintenance of our corporate responsibility and sustainability policies, practices and programs, including our public sustainability reporting. The committee has specific responsibility for periodically reviewing our policies and practices related to human rights, environmental and climate change, political and lobbying activities and other topics designated by our Board from time to time. The committee will receive updates from our sustainability group and management regularly, including progress towards our sustainability initiatives or established targets or goals, and reviews trends, priorities and implementation of new sustainability initiatives.
The Audit Committee is responsible for reviewing the implementation of legal or regulatory requirements regarding public disclosure of topics covered by our corporate responsibility and sustainability programs and management’s controls and procedures with respect to these disclosures.
In addition, the Compensation and Talent Committee will periodically review our people policies and programs, including those focusing on talent attraction, engagement and retention, and other topics as may be designated by our Board from time to time.
Our People
We believe data should inspire every person—to move, create, discover, share, and unlock their potential. For more information on our people, please refer to the human capital management section of our 2025 Annual Report on Form 10-K filed with the SEC on August 21, 2025.
Communication with Management
We commit to having the following practices to promote clear, timely and regular communication between directors and management.
•Business Updates. Between Board meetings, our Board receives updates from our CEO and management, including on key company developments.
•Engagement with Management. Our Board regularly interacts with our CEO and management during and between Board meetings through meetings and informal gatherings of our Board and management.
•Meeting Agendas and Presentations. Our Lead Independent Director and committee Chairs regularly communicate with management to discuss the development of meeting agendas and presentations.

CORPORATE GOVERNANCE MATTERS	PG. 023
Chief Executive Officer Evaluation and Succession Planning
Evaluation
The Compensation and Talent Committee reviews and approves our CEO’s goals and objectives in concert with the full Board of Directors. The Compensation and Talent Committee Chair leads the evaluation of our CEO’s performance against those goals and objectives by capturing input from our non-employee directors, which is then discussed with our Board. Following the evaluation of our CEO’s performance, the committee determines and approves our CEO’s compensation.
Succession Planning
The Compensation and Talent Committee oversees CEO and key management personnel succession planning. We plan for directors to engage with potential CEO and key management personnel successors at Board and committee meetings, as well as in less formal settings to allow directors to personally assess candidates. Furthermore, our Board will periodically review the overall composition of our key management personnel’s qualifications, tenure and experience.
Emergency Succession
Our Board of Directors has also adopted an emergency CEO succession plan. The plan will become effective in the event our CEO becomes unable to perform his or her duties to minimize potential disruption or loss of continuity to our business and operations. Our emergency CEO succession plan will be reviewed annually by the Governance Committee and our Board.

Stockholder Engagement
We commit to regular, ongoing stockholder engagement to discuss our business, programs, and practices and solicit feedback for our Board’s consideration and responsiveness. Our Board values stockholder feedback as a critical input in its deliberations and decision-making process. Members of our Board and executive team seek to meet with stockholders to discuss our business and gain valuable insights on investors’ perspectives on relevant topics, including, among others, strategy, governance, executive compensation, and sustainability.

PG. 024	2025 PROXY STATEMENT
Board Structure
Board Leadership Structure
CURRENT LEADERSHIP STRUCTURE

David V. Goeckeler	Matthew E. Massengill

Our Board of Directors does not have a policy with respect to whether the roles of Chair of the Board and CEO should be separate and, if they are to be separate, whether our Chair of the Board should be selected from our non-employee directors or should be an employee. Our Board believes the Board’s leadership structure at any point in time should be based upon an assessment of the needs of our Board and our company at the time after giving consideration to, among other things, our business plans, strategic opportunities and succession planning priorities. Our Board also considers the views of stockholders, including as it relates to director independence, as well as corporate governance and industry trends.
We currently do not separate the roles of CEO and Chair of the Board, with Mr. Goeckeler currently serving as both CEO and Chair of the Board. Our Board believes this is the appropriate leadership for our company post-Separation, because it allows for faster decision-making and efficiency, promotes unified leadership and clear accountability, and reinforces deep operational knowledge.
Our Corporate Governance Guidelines provide that our Board will appoint a Lead Independent Director if our Chair of the Board is not an independent director under the Nasdaq Stock Market listing standards or if our Board otherwise deems it appropriate. Since Mr. Goeckeler is our CEO and therefore not considered independent under the Nasdaq Stock Market listing standards, Mr. Massengill currently serves as our Lead Independent Director. Once Mr. Massengill’s service ends, our Board intends to appoint a new Lead Independent Director. Our Lead Independent Director plays an important role in maintaining effective independent oversight of our company. During his tenure, Mr. Massengill’s strong leadership skills, significant public company board experience, contributions to the Separation, and service as the Governance Committee Chair qualified him to serve as our Lead Independent Director.
The responsibilities of our Chair of the Board and our Lead Independent Director are summarized in the following table:

Chair of the Board

•Leads our Board of Directors in overseeing the management and direction of our company
•Calls meetings of our Board and stockholders
•Chairs meetings of our Board and the annual meeting of stockholders
•Establishes Board meeting schedules and agendas
•Calls executive sessions of our independent directors
•Engages in discussions with members of our management and our Board, as appropriate
•Engages in discussions with our stockholders and other stakeholders on relevant matters, as appropriate
•Communicates with all directors on key issues and concerns outside of Board meetings

Lead Independent Director

•Acts as a liaison between our independent directors and management
•Assists our Chair of the Board in establishing the agenda for Board meetings
•Coordinates the agenda for and chairs the executive sessions of the independent directors
•Presides at the meetings of our Board of Directors in the absence of our Chair of the Board
•Be available for engagement with stockholders, as appropriate
•Performs such other duties as may be specified by our Board of Directors from time to time

While our Chair of the Board and Lead Independent Director have authority to establish Board meeting agendas, propose actions for approval and represent the interests of our company and our Board in discussions with management and our stockholders, any specific actions taken in connection with these matters are exercised by our full Board or any Board committee to which authority has been delegated, and not by any individual director.

CORPORATE GOVERNANCE MATTERS	PG. 025
Executive Sessions
All members of our Board of Directors, other than our CEO, are independent. In connection with our efforts to support that our independent directors are not inappropriately influenced by management, the independent directors typically meet without management in executive sessions led by our Lead Independent Director in conjunction with each regularly scheduled meeting of our Board, and otherwise as deemed necessary by our other independent directors. At these executive sessions, our independent directors review, among other things, our strategy, financial performance, management effectiveness and succession planning. Our Chairs of each of the Board committees also lead regular executive sessions of each of the Board committees. These executive sessions allow independent directors to speak candidly on any matter of interest, without members of management present.
Committees
Our Board of Directors has standing Audit, Compensation and Talent, Governance and Executive Committees. Each of the standing committees operates pursuant to a written charter that is available on our website under “Governance” at investor.sandisk.com. Our Board has affirmatively determined that all members of the Audit, Compensation and Talent and Governance Committees are independent as defined under the listing standards of the Nasdaq Stock Market and applicable SEC rules.

Audit Committee

Committee Members

Kimberly E. Alexy(1)	Richard B. Cassidy II	Devinder Kumar

Meetings Held in Fiscal 2025: 4
Committee Report: page 66
Key Responsibilities
•Directly responsible for appointing, compensating and overseeing independent accountants, with input from management
•Pre-approve all audit and non-audit services provided by our independent accountants
•Review annual and quarterly financial statements
•Review adequacy of accounting and financial personnel resources
•Oversee and appoint our chief audit executive and review our internal audit plan and internal controls
•Review and discuss with management risk assessment and enterprise risk management policies, including risks related to financial reporting, accounting, internal controls, fraud, capital structure, legal and regulatory compliance and cybersecurity
•Review and discuss with management the implementation of legal and regulatory requirements regarding public disclosure of topics covered by our corporate responsibility and sustainability programs and related controls and procedures
•Oversee ethics and compliance program
Our Board has affirmatively determined that each member is an “audit committee financial expert” as defined by rules of the SEC.
(1)Ms. Alexy has not been nominated for reelection at the Annual Meeting and her term of service will end immediately prior to the Annual Meeting. Our Board intends to appoint a third member and a new chair of the Audit Committee.

PG. 026	2025 PROXY STATEMENT

Compensation and Talent Committee

Committee Members

Ellyn J. Shook	Thomas Caulfield	Necip Sayiner

Meetings Held in Fiscal 2025: 3
Committee Report: page 37
Key Responsibilities
•Evaluate and approve senior leadership compensation
•Review our people programs and initiatives, including talent attraction, engagement, and retention
•Review and make recommendations on non-employee director compensation
•Review and approve corporate goals and objectives for our CEO’s and other officers’ compensation and evaluate our CEO’s and other officers’ performance in light of those goals and objectives
•Oversee incentive and equity-based compensation plans and other employee benefits
•Review and recommend changes to benefit plans requiring Board approval
•Review, approve, oversee and administer our compensation recovery (clawback) policy applicable to executive officers
•Review and approve our stock ownership guidelines applicable to executive officers
•Oversee the CEO succession plan and senior leadership development program

Governance Committee

Committee Members

Matthew E. Massengill(1)	Necip Seyiner	Miyuki Suzuki

Meetings Held in Fiscal 2025: 2
Key Responsibilities
•Develop and recommend a set of corporate governance principles
•Evaluate and recommend the size and composition of our Board and committees and functions of committees
•Develop and recommend Board membership criteria
•Identify, evaluate and recommend director candidates
•Review corporate governance issues and practices
•Review directorships in other companies held by or offered to directors and executive officers
•Manage the annual Board and committee evaluation process
•Assist our Board in overseeing corporate responsibility and sustainability policies and programs and public reporting
•Review and oversee responses regarding stockholder proposals relating to corporate governance, corporate responsibility or sustainability matters
•Oversee our political and lobbying strategy, activities and expenditures
(1)Mr. Massengill has not been nominated for reelection at the Annual Meeting and his term of service will end immediately prior to the Annual Meeting. Our Board intends to appoint a third member and a new chair of the Governance Committee.

CORPORATE GOVERNANCE MATTERS	PG. 027

Executive Committee

Committee Members

David A. Goeckeler	Kimberly E. Alexy(1)	Matthew E. Massengill(1)	Ellyn J. Shook

Meetings Held in Fiscal 2025: 0
Key Responsibilities
•Has powers of our Board in management of our business affairs in between meetings of our Board, subject to applicable law or the rules and regulations of the SEC or the Nasdaq Stock Market and specific directions given by our Board
(1)Ms. Alexy and Mr. Massengill have not been nominated for reelection at the Annual Meeting and their terms of service will end immediately prior to the Annual Meeting. Our Board intends to appoint one or more additional members of the Executive Committee.
Employee Awards Committee
Our Board of Directors has also established an Employee Awards Committee as a Board committee with limited delegated authority to approve and establish the terms of equity and cash awards granted to eligible participants. Mr. Goeckeler is currently the sole director serving on the committee.

PG. 028	2025 PROXY STATEMENT
Board Processes and Policies
Corporate Governance Guidelines and Code of Business Ethics
Our Board of Directors has adopted Corporate Governance Guidelines, which provide the framework for governance of our company and represent our Board’s current views with respect to selected corporate governance issues considered to be of significance to stockholders, including:
•The role and responsibilities of our Lead Independent Director
•Director nomination procedures and qualifications
•Director independence
•Policies related to board refreshment and limitations on other board service
•Director orientation and continuing education
•Annual performance evaluations of our Board and committees
•Succession planning and management development
Our Board of Directors has also adopted a Code of Business Ethics that applies to all of our directors, employees and officers. The current versions of the Corporate Governance Guidelines and the Code of Business Ethics are available on our website under “Governance” at investor.sandisk.com.
We intend to promptly disclose future amendments to certain provisions of the Code of Business Ethics, or waivers of such provisions granted to executive officers and directors, on our website under “Governance” at investor.sandisk.com, to the extent required by applicable rules and regulations of the SEC or the Nasdaq Stock Market.
Director Overboarding Policy
Our Board of Directors encourages directors to limit the number of other boards on which they serve to ensure that they are able to devote sufficient time and effort to properly discharge their duties and responsibilities as a member of our Board. In determining the appropriate number of outside directorships, directors should consider potential board attendance, participation and effectiveness on these boards. The table below summarizes the limits on the number of outside directorships under our overboarding policy set forth in our Corporate Governance Guidelines.

Directors

A director may not simultaneously serve on the boards of more than 5 public companies (including Sandisk)

CEO

Our CEO may not simultaneously serve on the boards of more than 2 public companies (including Sandisk)

All incumbent directors are in compliance with our overboarding policy.
Before accepting an invitation to serve on another board, a director must notify our Chair of the Board and our Chair of the Governance Committee. The Governance Committee reviews whether the position would affect the director’s ability to serve on our Board (including potential conflicts of interest, independence, related person transactions and time commitments). The Governance Committee will review outside directorship positions and other time commitments annually as part of its review of director nominees and reviews the overboarding policy annually as part of its review of our Corporate Governance Guidelines.

CORPORATE GOVERNANCE MATTERS	PG. 029
Board and Committee Evaluations
Commencing with the first full fiscal year following the Separation, our Board will engage in a comprehensive annual Board and Board committee evaluation process. Our Board believes that a thorough evaluation process that encourages director engagement will foster constructive feedback and enhance our Board’s overall effectiveness. Accordingly, the Governance Committee will oversee an annual performance evaluation process that includes the following:

Thorough Evaluation Questionnaires

Each director will complete a written questionnaire soliciting feedback on various topics, including:
•Board meetings and materials
•Board composition
•Board committee performance
•Relationships with management
•Communications among and between our Board and management
•Our Board’s strategic oversight role
•Management and Board succession planning
•Overall Board effectiveness

Discussions with Each Director

An outside firm will compile and analyze the results of each written evaluation and will summarize the results on an aggregated and anonymous basis, which our Governance Committee Chair will discuss with each director to solicit further feedback.

Results Discussed with the Full Board and Each Committee

The full Board and each respective committee will discuss the performance evaluation results, and, if determined appropriate, will act on the feedback received.

Individual Director Assessments

As part of the annual performance evaluation process, each director will also complete a written self-evaluation covering various topics, including:
•Meeting attendance, preparation and participation
•Understanding of our business and strategy
•Relationships with management and other directors
Our Lead Independent Director will discuss individual self-evaluation responses with each director.

Evaluation Results

The information collected during our Board evaluation process will be utilized by our Board to make decisions regarding Board structure, Board committees and their responsibilities, agendas and meeting schedules, changes in the performance or function of our Board and continued service of individual directors. The Governance Committee will oversee and monitor the actions taken as a result of the Board evaluations at each of its regular meetings.

Communicating with Directors
Our Board of Directors provides a process for stockholders to send communications to our Board or to individual directors or groups of directors. In addition, interested parties may communicate with our Chair of the Board or Lead Independent Director or with our independent directors as a group. Our Board recommends that stockholders and other interested parties initiate any communications with our Board (or individual directors or groups of directors) in writing. These communications should be sent by mail to our Secretary (please see page 70 for contact information). The name of any specific intended Board recipient or recipients should be clearly noted in the communication (including whether the communication is intended only for our Chair of the Board, Lead Independent Director or our non-employee directors as a group). Our Board has instructed our Secretary to forward such correspondence to the intended recipients unless such correspondence is purely commercial or frivolous in nature (such as spam), or otherwise obviously inappropriate for consideration.

PG. 030	2025 PROXY STATEMENT
Transactions with Related Persons
Certain Transactions with Related Persons
Material Agreements with WDC
In connection with the Separation, our company and WDC entered into the agreements described below.
The following are summaries of certain provisions of these agreements, which are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore encourage you to review the agreements in their entirety. Copies of the agreements (or forms of the agreements) are included as exhibits to our Annual Report on Form 10-K for our fiscal year ended June 27, 2025 and are available electronically on the website of the SEC at www.sec.gov.
The Separation and Distribution Agreement
The separation and distribution agreement sets forth our agreement with WDC regarding the principal transactions necessary to separate Sandisk from WDC, including the transfer of assets, assumption of liabilities, releases and indemnification obligations, insurance responsibilities, non-compete obligations, dispute resolution practices, access to information, confidentiality, treatment of shared contracts, any transfers to be completed following the distribution and the receipt of any related third party consents, access to insurance policies, and treatment of outstanding guarantees.
The separation and distribution agreement also sets forth other agreements that govern certain aspects of our relationship with WDC after the completion of the distribution. The parties entered into the separation and distribution agreement immediately before the distribution of Sandisk common stock to WDC stockholders.
Transition Services Agreement
WDC and Sandisk entered into a transition services agreement (the “TSA”) which governs the provision of transition services from WDC to Sandisk and from Sandisk to WDC. The TSA specifies the terms under which the transition services are provided. The charges for such services are generally intended to allow the service provider to recover its direct and indirect costs, generally without profit. Contemplated services include: (i) quality assurance, (ii) procurement, (iii) information technology, (iv) logistics management, (v) finance, (vi) human resources, (vii) engineering, (viii) corporate marketing, (ix) central operations, (x) sales operations, (xi) manufacturing, and (xii) research and development. The term of such services is expected to be no longer than eleven (11) months as of the date of this Proxy Statement.
Tax Matters Agreement
In connection with the Separation, WDC and Sandisk entered into a tax matters agreement that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and indemnification, tax benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, tax-free status, and other matters regarding taxes. Pursuant to the tax matters agreement, Sandisk agreed to certain covenants that contain restrictions intended to preserve the tax-free status of the distribution and certain related transactions.
In addition, during the two-year period after the date of the distribution, these covenants include specific restrictions on Sandisk which would be expected to result in the failure to preserve the tax-free treatment of these transactions.
Employee Matters Agreement
WDC and Sandisk entered into an employee matters agreement in connection with the Separation to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefit plans and programs and other related matters. The employee matters agreement also sets forth the general principles relating to employee matters both with respect to domestic and international employees, including with respect to collective bargaining agreements, workers’ compensation, payroll matters, regulatory filings, paid time off, commencing or continuing participation in employee benefit plans, and the sharing of employee information. The employee matters agreement also governs the treatment of equity-based awards granted by WDC prior to the distribution and the treatment of WDC’s employee stock purchase plan and cash transaction bonus payments.
IP Cross-License Agreement
WDC and Sandisk entered into an IP Cross-License Agreement (the “IPCLA”) to facilitate freedom-to-operate with respect to non-trademark intellectual property for each company post-Separation. WDC granted a non-exclusive, worldwide, royalty-free, perpetual license to Sandisk (with respect to retained non-trademark intellectual property held by WDC) within a specified field of use, and Sandisk granted a non-exclusive, worldwide, royalty-free, perpetual license to WDC (with respect to divested non-trademark intellectual property held by Sandisk) within a specified field of use.
Transitional Trademark License Agreement
WDC and Sandisk entered into a Transitional Trademark License Agreement, pursuant to which WDC granted a non-exclusive, worldwide, non-transferable, license to Sandisk (with respect to certain retained trademarks held by WDC), and Sandisk granted a non-exclusive, worldwide, non-transferable, license to WDC (with respect to certain divested trademarks held by Sandisk). These licenses allow each company to rebrand, as necessary, and transition away from the other company’s owned trademarks post-Separation, for a specified, limited transitional period.

CORPORATE GOVERNANCE MATTERS	PG. 031
Stockholder’s and Registration Rights Agreement
WDC and Sandisk entered into a stockholder’s and registration rights agreement (the “SRRA”), pursuant to which Sandisk agreed that, upon the request of WDC, Sandisk will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of Sandisk common stock retained by WDC.
In addition, pursuant to this agreement, WDC agreed to vote any shares of Sandisk common stock that it retains immediately after the Separation in proportion to the votes cast by our other stockholders. In connection with such agreement, WDC granted Sandisk a proxy to vote its shares of Sandisk common stock in such proportion. This proxy, however, will be automatically revoked as to any particular share upon any sale or transfer of such share from WDC to a person other than WDC, and neither the SRRA nor proxy will limit or prohibit any such sale or transfer.
Other Related Party Transactions
A child of Luis Visoso, our Executive Vice President and CFO, is employed by our company in a technical product management role with total target compensation of less than $250,000.
Procedures for Approval of Related Person Transactions
Our Board of Directors has established a Related Person Transaction Policy. The purpose of this policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which: (i) Sandisk was, is or will be a participant; (ii) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year; and (iii) a related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is: (i) any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become a director; (ii) any person who is known to be the beneficial owner of more than 5% of our common stock (or any other class of voting securities); or (iii) any immediate family member of any of the foregoing persons.
Under the policy, once a related person transaction has been identified, the Audit Committee will review the transaction to consider whether the transaction should be approved, ratified, or rescinded, or whether other action should be taken. In determining whether to approve or ratify a related person transaction, the committee is to consider all relevant facts and circumstances of the related person transaction available to the committee. The committee may approve only those related person transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the committee determines in good faith. No member of the committee will participate in the consideration of a related party transaction with respect to which that member or any member of his or her immediate family is a related person.

PG. 032	2025 PROXY STATEMENT
Director Compensation
Fiscal 2025 Director Compensation Program for Non-Employee Directors
We believe that it is important to attract and retain exceptional and experienced directors who understand our business, and to offer compensation opportunities that further align the interests of our non-employee directors with those of our stockholders. The Compensation and Talent Committee, with the assistance of its independent compensation consultant, regularly reviews our non-employee director compensation and market trends in director compensation (including non-employee director compensation practices at a group of peer companies) and evaluates the competitiveness and reasonableness of the compensation program in light of general trends and practices. The committee makes recommendations based on such review to our Board of Directors, which determines whether any changes should be made to our non-employee director compensation program.
We established a compensation program for fiscal 2025 for each of our non-employee directors that generally consisted of a combination of annual cash retainers and restricted stock units (“RSUs”). As a part of the Separation, the WDC Compensation and Talent Committee reviewed an analysis of competitive market data and determined that our non-employee director compensation, which was based on WDC’s fiscal 2024 director compensation, was appropriate for fiscal 2025. There are currently no planned changes to the non-employee director compensation program for fiscal 2026.
The following section describes the elements and other features of our director compensation program for fiscal 2025 for non-employee directors.
Non-Employee Director Cash Retainer Fees
Cash retainer fees are paid to our non-employee directors based on Board and committee service from annual meeting to annual meeting and are paid in a lump sum immediately following the annual meeting marking the start of the year. The following table sets forth the schedule of annual cash retainer and committee membership fees for our non-employee directors for fiscal 2025.

Type of Fee	Current Annual Fee ($)
Annual Retainer	85,000
Additional Committee Member Retainers:
Audit Committee	15,000
Compensation and Talent Committee	12,500
Governance Committee	10,000
Additional Committee Chair Retainers:
Audit Committee	25,000
Compensation and Talent Committee	22,500
Governance Committee	15,000
A non-employee director serving as Chair of a Board committee receives both the Additional Committee Chair Retainer and the Additional Committee Member Retainer for that committee. Non-employee directors who are appointed to our Board, a Board committee, or to one of our Chair positions noted above during the year are paid a pro rata amount of the annual retainer fees for that position based on service to be rendered for the remaining part of the year after appointment. With respect to the initial slate of our non-employee directors, members of the WDC Board of Directors who were appointed to our Board (Ms. Alexy, Mr. Caulfield, Mr. Massengill and Ms. Suzuki) received a pro rata amount of the annual retainer fees based on service to be rendered for the remaining part of fiscal year 2025 after appointment. Mr. Cassidy, Mr. Kumar, Mr. Sayiner, and Ms. Shook received full annual cash retainers.
Non-employee directors do not receive a separate fee for each Board or committee meeting they attend. We reimburse our non-employee directors for reasonable out-of-pocket expenses incurred to attend each Board or committee meeting.

CORPORATE GOVERNANCE MATTERS	PG. 033
Non-Employee Director Equity Awards
Under our Non-Employee Director Restricted Stock Unit Grant Program, each of our non-employee directors automatically received for fiscal 2025 an award of RSUs equal in value to $240,000 (or, in the case of our Lead Independent Director, $280,000). Non-employee directors typically receive the awards immediately following the annual meeting of stockholders if re-elected as a director at that meeting. In the case of a non-employee director who is newly elected or appointed after the date of the annual meeting, we grant a prorated award of RSUs for the year in which he or she is elected or appointed. For fiscal 2025, the initial RSU awards were granted shortly after the Separation and were pro-rated for the remaining portion of the year prior to our 2025 Annual Meeting based on the directors’ respective appointment dates. The number of RSU awards granted was calculated by dividing the applicable dollar amount by the average closing price of our common stock over the first five full trading sessions, commencing with the first trading session following the effective date of the Separation. On a go-forward basis, the number of RSU awards granted will be calculated by dividing the dollar amount by the closing price of our common stock on the grant date.
The RSUs granted in fiscal 2025 vest 100% upon November 17, 2025 (the date immediately prior to the first annual meeting of stockholders that will be held after the grant date), subject to continued service through that date.
Deferred Compensation Plan for Non-Employee Directors
We permit each non-employee director to defer payment of up to 80% of his or her annual cash compensation in accordance with our Deferred Compensation Plan. We also permit non-employee directors to defer payment of any RSUs awarded under our Non-Employee Director Restricted Stock Unit Grant Program beyond the vesting date of the award. RSUs and other amounts deferred in cash by a director are generally credited and payable in the same manner as amounts deferred by our executive officers and other participants in our Deferred Compensation Plan as further described in the “Fiscal 2025 Non-Qualified Deferred Compensation Table.”
Director Compensation Table for Fiscal 2025
The table below summarizes the compensation for fiscal 2025 for each of our non-employee directors serving on our Board of Directors in fiscal 2025. Mr. Goeckeler was a named executive officer for fiscal 2025 and did not receive any additional compensation for his services as a director during fiscal 2025. Information regarding his compensation for fiscal 2025 is presented in the “Fiscal 2025 Summary Compensation Table” and the related explanatory tables.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Kimberly E. Alexy(2)	101,712	208,686	310,398
Richard B. Cassidy II	100,000	189,719	289,719
Thomas Caulfield	79,336	208,686	288,022
Devinder Kumar	100,000	189,719	289,719
Matthew E. Massengill(2)	89,507	243,500	333,007
Necip Sayiner	107,500	189,719	297,219
Ellyn J. Shook	120,000	189,719	309,719
Miyuki Suzuki	77,301	208,686	285,987
(1)The amounts shown reflect the aggregate grant date fair value of equity awards granted in fiscal 2025 computed in accordance with Accounting Standards Codification 718 (“ASC 718”) using the closing price of our common stock on the grant date. Mr. Massengill (our Lead Independent Director) was granted 4,840 RSUs. Mses. Alexy and Suzuki and Mr. Caulfield were granted 4,148 RSUs. Messrs. Cassidy, Kumar, and Sayiner and Ms. Shook were each granted 3,771 RSUs.
(2)Ms. Alexy and Mr. Massengill have not been nominated for reelection at the Annual meeting and their terms will end immediately prior to the Annual Meeting.

PG. 034	2025 PROXY STATEMENT
The following table presents the aggregate number of shares of our common stock covered by unvested stock awards (and corresponding dividend equivalents that may be settled in stock) and deferred stock units held by each of our non-employee directors on June 27, 2025, which includes, for directors who were on the WDC board of directors, unvested WDC RSU awards that converted to unvested Sandisk RSU awards in connection with the Separation:

Name	Aggregate Number of Unvested Restricted Stock Units	Aggregate Number of Deferred Stock Units
Kimberly E. Alexy	5,401	—
Richard B. Cassidy II	3,771	—
Thomas Caulfield	9,841	—
Devinder Kumar	3,771	—
Matthew E. Massengill	4,840	—
Necip Sayiner	3,771	—
Ellyn J. Shook	3,771	—
Miyuki Suzuki	9,841	—
Director Stock Ownership Guidelines
Under our director stock ownership guidelines, directors are generally prohibited from selling any shares of our common stock unless they own “qualifying shares” with a market value of at least $375,000, which include common stock, RSUs, deferred stock units and common stock beneficially owned by the director by virtue of being held in a trust, by a spouse or by the director’s minor children. Shares the director has a right to acquire through the exercise of stock options (whether or not vested) do not count towards the stock ownership requirement. All of our current non-employee directors comply with our director stock ownership guidelines.

PG. 035
EXECUTIVE OFFICERS
Listed below are our current executive officers, followed by a brief account of their business experience. Executive officers are normally appointed annually by our Board of Directors at a meeting immediately following the annual meeting of stockholders. There are no family relationships among these officers nor any arrangements or understandings between any officer and any other person pursuant to which an officer was selected.

David V. Goeckeler | 63	Chief Executive Officer

•Mr. Goeckeler has served as our CEO since February 2025. Biographical information regarding Mr. Goeckeler is set forth in the section entitled “Corporate Governance Matters—Proposal 1: Election of Directors.”

Luis F. Visoso | 56	Executive Vice President and Chief Financial Officer

•Mr. Visoso has served as our Executive Vice President, Chief Financial Officer, since February 2025.
•Mr. Visoso previously served as WDC’s executive vice president and chief administrative officer from July 2024 until the completion of the Separation in February 2025. Prior to his roles at WDC, Mr. Visoso served as executive vice president and chief financial officer of Unity Software Inc., a platform for creating and operating interactive, real-time 3D content, from March 2023 to July 2024 and senior vice president and chief financial officer from April 2021 to March 2023.
•Prior to that, Mr. Visoso served as chief financial officer of Palo Alto Networks from July 2020 to March 2021, and served in various roles at Amazon.com from December 2018 to July 2020, including as chief financial officer of Amazon Web Services.
•From 1993 to 2018, Mr. Visoso held various finance positions of increasing responsibility at Cisco Systems and The Proctor & Gamble Company.

Alper Ilkbahar | 58	Executive Vice President and Chief Technology Officer

•Mr. Ilkbahar has served as our Executive Vice President, Chief Technology Officer, since March 2025.
•Mr. Ilkbahar served as senior vice president of global strategy and technology at WDC from February 2022 until the completion of the Separation in February 2025.
•Prior to that, he was the vice president of data center group and general manager of the Intel Optane Group at Intel Corporation, from September 2016 to February 2022. Between 2006 and 2016 Mr. Ilkbahar was vice president and general manager of several business units at the prior SanDisk Corporation.
•Additionally, Mr. Ilkbahar serves as a member of the board of directors of the Global Semiconductor Alliance.
•Mr. Ilkbahar earned a bachelor’s degree in electrical engineering from Boğaziçi University in Istanbul, Turkey, a master’s degree in electrical engineering from the University of Michigan, and an MBA degree from the Wharton School of the University of Pennsylvania. He holds more than 50 patents in the fields of semiconductor process, device, design and testing and has published multiple conference and journal papers in his areas of expertise.

Bernard Shek | 52	Chief Legal Officer and Secretary

•Mr. Shek has served as our Chief Legal Officer and Secretary since February 2025.
•Prior to that, he served in various roles of increasing responsibility in WDC’s legal department, including as senior vice president and deputy general counsel from October 2023 until the completion of the Separation in February 2025, and vice president and deputy general counsel from 2018 to October 2023.
•Between 2011 to 2016, Mr. Shek served as senior director and vice president of litigation at the prior SanDisk Corporation. Mr. Shek also previously practiced law at Vinson and Elkins and Skadden, Arps, Slate, Meagher & Flom LLP.

PG. 036
EXECUTIVE COMPENSATION

Proposal 2 Advisory Vote on Named Executive Officer Compensation

(→)
The Compensation and Talent Committee designed an executive compensation program that provides:
•Strong linkage between management and stockholders’ interests
•Pay-for-performance alignment and rewards for long-term value creation
•Robust oversight by our Board and Compensation and Talent Committee

(→)	Our Board of Directors recommends a vote FOR this Proposal 2 to approve on an advisory basis the executive compensation program for our named executive officers

Proposal Details
Our stockholders have the opportunity to cast a non-binding, advisory “Say-on-Pay” vote on the executive compensation of our named executive officers in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In Proposal 3 below, our Board has recommended that stockholders vote to hold future Say-on-Pay votes every year, and, accordingly, if every “ONE YEAR” is the preferred frequency approved by our stockholders in Proposal 3, we currently expect that our next advisory Say-on-Pay vote will be held at our 2026 Annual Meeting.
Please read the section entitled “Executive Compensation—Compensation Discussion and Analysis” (and the various compensation tables and narrative discussions accompanying those tables included under “Executive Compensation Tables and Narratives”) for information necessary to inform your vote on this Proposal 2.
Board Recommendation and Vote Required for Approval
Board Recommendation
Our Board of Directors recommends that you vote FOR approval, on a non-binding advisory basis, of our executive compensation program for our named executive officers as disclosed in this Proxy Statement:
RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.
Vote Required for Approval
The affirmative vote of holders of a majority of the outstanding shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this Proposal 2. You may vote FOR, AGAINST or ABSTAIN on this proposal. Proxies received by our Board of Directors will be voted FOR this Proposal 2 unless specified otherwise.
While this vote is nonbinding on our company and our Board of Directors, our Board and Compensation and Talent Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers under our executive compensation program.

EXECUTIVE COMPENSATION	PG. 037
A Message From the Compensation and Talent Committee
Dear Stockholders,
2025 marks a historic year and new chapter for Sandisk following our successful separation from Western Digital in February 2025. As Chair of Sandisk’s newly formed Compensation and Talent Committee, I am pleased to present our inaugural CD&A, detailing the immediate decisive actions we made following the separation to align executive compensation with our standalone strategy and to drive long-term stockholder value.
Legacy Compensation Decisions Made by Western Digital
Prior to the separation, many elements of fiscal 2025’s executive compensation program design, including the entire first half of the year (“1H Fiscal 2025”), were set by Western Digital’s Compensation & Talent Committee. Aspects of the executive compensation program that were set by Western Digital, in order to ensure a successful separation and align with market practices, include:
•Base salaries for CEO David Goeckeler and CFO Luis Visoso for fiscal 2025
•1H Fiscal 2025 short-term incentive goals, opportunities and payouts, as well as short-term incentive opportunities for the second half of fiscal 2025 (“2H Fiscal 2025”)
•Treatment of outstanding Western Digital PSUs and RSUs, which were converted for Sandisk executives on terms consistent with those of Western Digital stockholders
•Transaction completion bonuses, payable in cash, for Sandisk executives, with one-year clawback terms
Post-Separation Decisions to Drive a Successful Transition
Following the separation, Sandisk’s Compensation and Talent committee implemented a streamlined compensation program for 2H Fiscal 2025 to support critical execution and aggressive stockholder value creation goals. Recognizing the transitional nature of our first year as a standalone company, our compensation approach prioritized clarity, strategic alignment, and a focus on driving excellence.
In Sandisk’s first months post-separation, the committee:
•Awarded performance-based launch grants to immediately align executives’ interests with stockholder interests. The awards are fully contingent upon achieving ambitious stock price hurdles, with no payout unless substantial value is delivered to our stockholders
•Introduced clearly defined performance conditions to the 2H Fiscal 2025 short-term incentive program, while allowing flexibility to adapt to the evolving demands of Sandisk’s entry into the public markets
•Adjusted the base salaries and short-term incentive opportunities for executives Alper Ilkbahar and Bernard Shek in connection with their promotions to critical leadership roles as Executive Vice President & Chief Technology Officer and Senior Vice President & Chief Legal Officer and Secretary, respectively
Compensation Program Evolution
The Compensation and Talent Committee is actively evolving the go-forward compensation program to align with Sandisk’s recently established long-term strategic goals to drive sustained value creation. We included information on the fiscal 2026 compensation program design decisions to inform stockholders of where we are headed and solicit their feedback.
We look forward to connecting with many of you as we lay the foundation for Sandisk’s future, building a market-leading flash storage company that powers next-generation digital experiences, drives innovation, and delivers long-term value to our stockholders.
Thank you for your continued trust and support as we begin this exciting next chapter for Sandisk together.
Sincerely,
THE SANDISK COMPENSATION AND TALENT COMMITTEE
Ellyn Shook, Chair
Necip Sayiner
Thomas Caulfield

PG. 038	2025 PROXY STATEMENT
Report of the Compensation and Talent Committee
The Compensation and Talent Committee, comprised entirely of independent directors, reviewed and discussed the following Compensation Discussion and Analysis with management. Based on that review and discussion, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for our 2025 annual meeting of stockholders and incorporated by reference into our 2025 Annual Report on Form 10-K.
THE COMPENSATION AND TALENT COMMITTEE

Ellyn J. Shook	Necip Sayiner	Thomas Caulfield

Compensation and Talent Committee Interlocks and Insider Participation
Each of the committee members whose names appear on the Compensation Committee Report above were members of the committee during all of fiscal 2025 while Sandisk was a standalone company. All members of the committee during fiscal 2025 were independent directors and none of them were our employees or former employees or had any relationship with us requiring disclosure of certain transactions with related persons under SEC rules. There are no compensation committee interlocks between us and other entities in which one of our executive officers served on the compensation committee (or equivalent body) or the board of directors of another entity whose executive officer(s) served on the committee or our Board.
Compensation Discussion and Analysis
Our Named Executive Officers
When we refer to our “named executive officers” for fiscal 2025 we mean:

David V. Goeckeler	Luis F. Visoso	Alper Ilkbahar	Bernard Shek

EXECUTIVE COMPENSATION	PG. 039
Fiscal 2025 Overview
Business Highlights
After a successful separation from WDC, Sandisk launched as an independent, publicly traded company on February 24, 2025. While fiscal 2025, ending on June 27, 2025, reflects only a partial year of standalone operations, our leadership team delivered strong initial results and established a solid foundation for long-term value creation. Amidst a dynamic macroeconomic and industry environment, we delivered strong year-over-year improvements in our top-line and operating results, advanced our strategic priorities, and strengthened our market position as a standalone company.
Revenue ($B)(1)
Non-GAAP Operating Income ($M)(1)

(1)Sandisk’s revenue and non-GAAP operating income figures represent fiscal 2024 and 2025 figures, which include pre-Separation figures of the flash business unit of WDC. See Appendix A to this Proxy Statement for a reconciliation of GAAP operating income to non-GAAP operating income.
Our results reflect the underlying strength of our business model, the disciplined execution of our executive team through the successful Separation, and our ability to adapt quickly to meet market expectations.

PG. 040	2025 PROXY STATEMENT
Separation-Related Compensation Decisions
Our Compensation and Talent Committee designed a compensation program for the second half fiscal 2025 (“2H Fiscal 2025”) that supported Sandisk’s business strategy through the initial post-Separation phase and immediately aligned executive interests with those of our stockholders. The design reflects the strategic intent of the spin-off: to unlock stockholder value by establishing Sandisk as a pure-play leader in flash storage.
Western Digital’s Compensation and Talent Committee’s oversight of Sandisk’s executive compensation programs ended at the Separation. All decisions with respect to the compensation of our named executive officers following the Separation have been made by Sandisk’s Compensation and Talent Committee.

Pre-Separation 2025 Compensation Decisions Western Digital’s Compensation and Talent Committee Prior to February 21, 2025	Post-Separation 2025 Compensation Decisions Sandisk’s Compensation and Talent Committee Following February 21, 2025

Annual Compensation Decisions
•WDC’s Compensation and Talent Committee made all compensation decisions for executives, including base salary, first half fiscal 2025 (“1H Fiscal 2025”) short-term incentive (“STI”) plan awards, and long-term incentive (“LTI”) plan awards
•Determined the base salaries for Mr. Goeckeler and Mr. Visoso for fiscal 2025
•Established six-month STI plan goals to align with the anticipated timing of the Separation and approved fiscal 2025 annual cash incentive opportunities for 1H Fiscal 2025, with Sandisk’s Compensation and Talent Committee determining 2H Fiscal 2025 STI plan performance conditions and STI opportunities
•Granted fiscal 2025 LTI awards in WDC stock, which were converted into both time-based WDC awards and time-based Sandisk awards at Separation using a basket approach.
Separation-Related Compensation Decisions
•Approved and funded cash transaction completion bonuses (“transaction completion awards”) for most of Sandisk’s executive team to be paid upon the successful Separation, with one-year clawback terms tied to continued employment with Sandisk
•Set conversion terms of outstanding WDC PSUs and RSUs held by Sandisk executives that were consistent with the treatment of shares held by WDC investors in the Separation

Annual Compensation Decisions
•Established its own Compensation and Talent Committee, charter and governance provisions, and oversight policies
•Implemented a streamlined compensation program for 2H Fiscal 2025 designed to maintain focus on strategic execution and stockholder value creation, while allowing the Compensation and Talent Committee necessary time to design a fiscal 2026 program that aligned with the long-term strategy and goals set by Sandisk as a standalone company
•Set 2H Fiscal 2025 STI program metrics and performance conditions to focus our executive team on top-line revenue and profitability in the short-term while granting flexibility to incentivize individual execution of performance goals as they evolved in the initial months post separation
•Engaged a compensation consultant for independent insights and research on compensation design, market practices and peer group design
•Determined a new compensation peer group aligned with Sandisk’s new business profile as a standalone company
•Codified clawback, anti-hedging and anti-pledging policies
•Began development of fiscal 2026 compensation program
Separation-Related Compensation Decisions
•Granted 100% performance-based launch grants with rigorous stock price hurdles to be achieved over a multi-year period to incentivize Sandisk’s executive team to further deliver stockholder value
Named Executive Officer Promotions
•Approved base salaries and STI opportunities for named executive officers Alper Ilkbahar and Bernard Shek in connection with their promotions to Executive Vice President, Chief Technology Officer and Chief Legal Officer and Secretary, respectively

EXECUTIVE COMPENSATION	PG. 041
2H Fiscal 2025 Executive Compensation Program Design & Elements
Shortly following the Separation from WDC, the Compensation and Talent Committee designed a 2H Fiscal 2025 executive compensation program that closely aligned pay with company performance and the creation of stockholder value, while reflecting our commitment to operational execution and accountability. The committee, with input from its independent compensation consultant, developed our incentive plan structure to ensure the metrics and performance conditions support our business strategy, particularly through the transition to being a standalone company, and align with market norms. The design for 2H Fiscal 2025 is outlined in the summary below.
Sandisk’s 2H Fiscal 2025 compensation program includes base salaries, an STI plan and performance-based launch grants LTI awards (for more information, see “Performance-Based Launch Grants Following the Separation” on page 49). Beyond the performance-based launch grants, the committee did not grant executive officers LTI awards in 2H Fiscal 2025. Executive officers also received limited perquisites and other indirect benefits, described further under “Other Program Features and Policies.”
The committee approved a new executive compensation program design for fiscal 2026 to evolve with the long-term goals and strategic priorities set by Sandisk’s Board and executive team following the Separation.

Elements of 2H Fiscal 2025 Target Total Direct Compensation

CEO	Other Named Executive Officers	Characteristics	Purpose	Performance Link/ Key Benchmark

BASE SALARY		•Fixed compensation	•Attracts, retains and develops highly-qualified executive talent •Compensates executive officers for sustained individual performance •Maintains stable executive management team	•Competitive with market and industry practices •Adjusted for experience, skills, responsibility, potential and performance

•Annual variable, performance-based cash compensation
•Incentivizes executive officers to execute on annual financial and operational goals
•Rewards achievement of individual performance objectives that are aligned with long-term company success
•Aligns near-term goals with long-term stockholder value creation
•Non-GAAP operating income (50%) •Revenue (50%) •Individual performance modifier (+/- 25%)

PERFORMANCE-BASED LAUNCH GRANTS (1)		•Performance-based equity awards •Non-recurring	•Immediately aligns executive officers with Sandisk stockholder value creation post-Separation	•100% performance-conditioned tied to our stock price •Multi-year performance period •No upside potential without meeting stock price performance hurdles

(1)Percentage of target total direct compensation calculated using the intrinsic dollar value of the performance-based launch grants, as approved by the Sandisk Compensation and Talent Committee. Total direct compensation does not reflect awards granted or one-time bonuses approved by WDC prior to Separation as they are not reflective of our compensation program. Total direct compensation also excludes 2H Fiscal 2025 base salaries paid by WDC prior to Separation. For information on the accounting value of the performance-based launch grants, please see our Summary Compensation Table on page 53.

PG. 042	2025 PROXY STATEMENT
Executive Compensation Objectives and Approach
The Compensation and Talent Committee seeks to closely align pay with performance, rewarding executives for delivering results for Sandisk and its stockholders. Our compensation program is designed to offer market-competitive incentives to drive talent retention and incentivize excellence in performance and stockholder value creation. We are committed to setting executive compensation around value-driving metrics, rigorous performance hurdles, and meaningful at-risk pay to ensure accountability and alignment with stockholder interests.
Further, we are committed to compensation program transparency through our disclosures and our forthcoming stockholder engagement program. We value stockholder feedback and view it as a key input in our executive compensation program design and decisions. Our annual stockholder engagement program will ensure stockholder feedback on our compensation practices and approach is presented to and considered by the committee.
For 2H Fiscal 2025, the Compensation and Talent Committee prioritized supporting a successful transition to a standalone company while establishing incentives that aligned our executives with Sandisk’s strategy and stockholder value creation immediately post-separation. For more information, see “2H Fiscal 2025 Executive Compensation Program Decisions and Outcomes” on page 46.
The committee also began to design our fiscal 2026 compensation program to evolve with the strategic, financial and operational objectives set by Sandisk, beyond the transitional needs of Sandisk’s initial months as an independent company. For more information, see “Fiscal 2026 Compensation Program Design and Changes” on page 51.
Our Compensation Policies and Practices

WHAT WE DO

   Pay for performance by tying a substantial portion of executive compensation to the achievement of rigorous performance goals
   Commit to engage with our stockholders on an ongoing basis and consider their feedback in the future design of our executive compensation program
   Link our executive compensation program to our corporate strategy and sustainable stockholder value creation
   Use a mix of performance measures, cash- and equity-based vehicles and short-and long-term incentive compensation opportunities
   Cap maximum vesting or payout levels under our incentive compensation awards, which are aligned with competitive market practices
   Engage an independent compensation consultant to evaluate and advise the Compensation and Talent Committee on our executive compensation program design and pay decisions
   Evaluate executive compensation data and practices of our proxy peer group companies and broader market, with guidance from the independent compensation consultant
   Limit payouts under our Change in Control Severance Plan to “double-trigger” events
   Maintain and adhere to executive stock ownership guidelines
   Maintain and adhere to our robust compensation recovery (“clawback”) policy
   Provide only limited executive perquisites

WHAT WE DON’T DO

•No tax gross-up payments in connection with severance or change in control payments
•No repricing of stock options without stockholder approval (other than equitable adjustments permitted under our equity compensation plans)
•No hedging, pledging or short-sale or derivative transactions by executive officers or directors
•No dividend equivalent payments on equity awards until they are earned and vested

EXECUTIVE COMPENSATION	PG. 043
Process for Determining Executive Compensation
Annual Review and Oversight
The Compensation and Talent Committee sets a process to annually review and approve executive compensation design, including base salary, short-term incentives, long-term equity awards, and performance goals, to ensure that pay outcomes reflect company performance and individual contributions. The committee is committed to the evaluation of executive performance against the conditions set within the compensation program on an annual basis and at the time of hiring, promotion or other change in responsibilities. The committee is supported by an independent compensation consultant, regularly benchmarks compensation practices against a carefully selected peer group, and reviews succession and talent development strategies. The committee values the views and input of our stockholders and plans to solicit their feedback as a key input to their decision-making.
In March 2025, the committee established the 2H Fiscal 2025 compensation program to align executives with Sandisk’s strategic objectives as a standalone company and its stockholders as management guided our company through the transition.
The Compensation and Talent Committee is evolving the fiscal 2026 compensation program design to ensure alignment with our longer-term strategy and outlook and long-term stockholder value creation. The committee met in May 2025 and twice in August 2025 to consider fiscal 2026 design with input from its independent advisor and in reviewing compensation practices among our peers. Management and the committee worked to evolve the program in fiscal 2026 to align with our strategic objectives and incorporate metrics identified by many of our investors as material factors in evaluating us. For more information, see “Fiscal 2026 Compensation Program Design & Decisions” on page 51.
Committee Responsibilities and Governance Framework
The Compensation and Talent Committee is responsible for carrying out the Board’s oversight relating to the compensation of our company’s executive officers and our company’s broader talent strategy. In accordance with its charter, the committee’s responsibilities include:
•Oversight of executive and director compensation program design and related policies
•Evaluation of executive performance and resulting payouts
•Creation of the CD&A for inclusion in the annual proxy statement
•Periodic review of our company’s people policies, programs, and initiatives
•Planning executive succession processes and senior leadership development
•Oversight of employee benefit plans
•Communicating to stockholders our company’s executive compensation philosophy, policies, and programs
The committee operates under a written charter approved by the Board, which is reviewed annually and available at investor.sandisk.com. Each member of the committee has been determined by the Board to be independent under applicable Nasdaq and SEC rules.

PG. 044	2025 PROXY STATEMENT
Process for Determining Executive Compensation
In determining our executive compensation program design, the Compensation and Talent Committee’s executive compensation decisions are informed by several factors, including:

External and Internal Factors

•Our pay positioning relative to our proxy peer group and broad compensation survey market data
•Our goal to drive meaningful value creation post-separation and ensure a successful transition to operating as an independent company
•The executive officer’s role, experience, performance and contributions
•Our retention objectives
•Succession planning
•Company performance and strategic and financial goals
•Market performance and general economic conditions

Management

•Our CEO’s recommendations for select executive officers’ promotions, responsibilities and performance expectations
•Our CFO’s input on financial targets for our performance-based incentive compensation program
•Internal and external compensation data provided by our human resources team

Compensation Consultant

•Independent insights on compensation program design •Compensation survey and proxy peer group data

Stockholders

•Feedback from our planned stockholder outreach and engagement program
Role of the Compensation Consultant
Post-Separation, the Compensation and Talent Committee engaged Pay Governance LLC (“Pay Governance”) as its independent compensation consultant. Pay Governance reported directly to the committee and communicated with management to gather information and review management proposals as needed. Pay Governance attended all regularly scheduled meetings of the committee during 2H Fiscal 2025 and its responsibilities post-Separation generally included:
•Reviewing and advising on executive compensation, including the performance metrics used under the executive compensation program
•Reviewing and advising on performance-based launch grants designed to drive meaningful value creation and incentivize strategic execution during Sandisk’s critical early years as an independent company
•Providing recommendations regarding the composition and selection of our proxy peer group companies
•Analyzing proxy peer group and survey compensation data
•Providing advice regarding executive compensation policies, practices and trends
The Compensation and Talent Committee assessed the independence of Pay Governance pursuant to applicable rules and regulations of the SEC and the Nasdaq Stock Market and concluded that the engagement of Pay Governance did not raise any conflicts of interest during fiscal 2025 and currently does not raise any conflicts of interest. No other fees were paid to Pay Governance except fees related to its services to the committee.

EXECUTIVE COMPENSATION	PG. 045
Comparative Market Data
The Compensation and Talent Committee determines the composition of our proxy peer group and will reevaluate this group on an annual basis with input from its independent compensation consultant.
The Compensation and Talent Committee, with the assistance of Pay Governance, conducted a thorough review of the peer group used for executive compensation benchmarking. The committee reviews proxy peer group executive compensation data provided by Pay Governance and independently published compensation survey data from the Aon Radford McLagan Compensation Database.
With input from its independent compensation consultant, the committee considers such market data and industry practices during its review of our executives’ compensation levels and mix of compensation elements.
Fiscal 2025 Proxy Peer Group Companies for Benchmarking Pay and Incentive Design
The proxy peer group companies that the Compensation and Talent Committee used for comparative pay and incentive design purposes for 2H Fiscal 2025 consisted of technology companies that compete with Sandisk for talent and are comparable to our company’s size, primarily based on revenue, and other relevant business characteristics. The committee believes that providing a compensation package that is competitive – particularly relative to our peer group – allows us to attract, motivate, reward, and retain the talent needed to drive long-term stockholder value.
Specifically, the following criteria were used to select our peer set:
•Size/scope: revenue 1/3x to 3x; market cap 1/5x to 5x
•Competition: competes with Sandisk’s lines of businesses and/or for talent
•Industry: operates primarily in data storage or semiconductor industry (in SOX Index) or more broadly within the Information Technology industry
•Other Considerations: global footprint, listing on a major U.S. exchange with disclosed executive pay practices; well-known technology and/or consumer brands
Not all peer companies will meet each of the selection criteria above. Size criteria may sometimes be relaxed for companies that are strong fits in terms of talent and business focus.
After the Separation, the committee worked with Pay Governance and management to develop a peer set that reflects Sandisk’s size, business, and market profile. The committee prioritized the inclusion of companies that are competitive in our talent market and have comparable revenue. Revenue is a commonly used proxy for organizational size and complexity and is typically stable from year-to-year, making it a valuable metric when selecting peers for executive compensation purposes. As part of its decision process, the committee also referenced other metrics for informational purposes, including comparative market capitalization and profitability metrics.
Following its review, the Compensation and Talent Committee determined a peer set of 17 companies that is most relevant to Sandisk based on the above criteria.
SANDISK COMPARED TO PROXY PEER GROUP

Amkor Technology, Inc. Coherent Corp Intel Corporation KLA Corporation Lam Research Corporation Logitech International S.A.	Marvell Technology Microchip Technology Incorporated Micron Technology, Inc. NetApp, Inc. NXP Semiconductors N.V ON Semiconductor Corporation	Pure Storage, Inc. Qorvo, Inc. Roku, Inc. Skyworks Solutions, Inc. Teledyne Technologies Incorporated

(1)The peer group revenues represent annual revenue for the most recent fiscal year for which data was available through SEC filings as of August 28, 2025. Sandisk’s revenue figure represents fiscal 2025 total revenue, which includes pre-Separation fiscal 2025 revenue of the flash business unit of WDC.

PG. 046	2025 PROXY STATEMENT
2H Fiscal 2025 Executive Compensation Program Decisions and Outcomes
Base Salary
The Compensation and Talent Committee closely reviews executive base salaries to ensure each are market-competitive, support retention and reflect expectations for role and performance.
Before the Separation, base salaries for fiscal 2025 for Mr. Goeckeler and Mr. Visoso were set and approved by Western Digital’s Compensation and Talent Committee to reflect their roles, responsibilities and market-competitive rates.
Effective March 10, 2025, the committee approved compensation adjustments for Alper Ilkbahar in connection with his promotion to Executive Vice President and Chief Technology Officer and for Bernard Shek in connection with his promotion to Senior Vice President and Chief Legal Officer and Secretary. In recognition of both officers’ increased titles, roles and responsibilities, as well as competitive market rates for their positions, Mr. Ilkbahar’s base salary was raised from $575,000 to $625,000 and Mr. Shek’s was increased from $375,000 to $425,000 on an annual basis.

Named Executive Officer	Base Salary Level(1) ($)
David V. Goeckeler	1,300,000
Luis F. Visoso	825,000
Alper Ilkbahar	625,000
Bernard Shek	425,000
(1)Table reflects annualized base salary in effect at the end of fiscal 2025 for each named executive officer. The base salaries reflected in the Summary Compensation Table reflect amounts paid after the Separation.
2H Fiscal 2025 Executive STI
In anticipation of the Separation, WDC’s Compensation and Talent Committee designed fiscal 2025 Executive STI plan (the “Executive STI”) on a six-month basis. Prior to Separation, WDC set 1H Fiscal 2025 STI opportunities, goals and payouts, as well as 2H Fiscal 2025 STI opportunities, given the Separation was effective after 1H Fiscal 2025. The Sandisk Compensation and Talent Committee decided 2H Fiscal 2025 STI performance conditions and payouts. The committee also retained Mr. Goeckeler’s and Mr. Visoso’s STI opportunities from 1H Fiscal 2025 and increased STI opportunities for Mr. Ilkbahar and Mr. Shek.
2H Fiscal 2025 Target Executive STI Opportunities

Named Executive Officer	Annual Target STI Opportunity(1) (as Percentage of Base Salary)
David V. Goeckeler	175%
Luis F. Visoso	150%
Alper Ilkbahar	100%
Bernard Shek	80%
(1)Table reflects annual target STI opportunity at the end of fiscal 2025 for each named executive officer. In March 2025, the Sandisk Compensation and Talent Committee increased Mr. Ilkbahar’s annual target STI opportunity from 80% to 100%, and Mr. Shek’s annual target STI opportunity from 75% to 80%, in connection with their post-Separation promotions.
2H Fiscal 2025 Executive STI Performance Conditions
For 2H Fiscal 2025, the Compensation and Talent Committee determined that our executives should be focused on a successful transition and introduction to the public markets. The committee prioritized sustainable profitability and top-line growth as critical to these goals. The committee also sought to ensure the STI design granted flexibility to incentivize and reward executives based on their performance against evolving expectations in our company’s first months as a standalone business. The 2H Fiscal 2025 Executive STI program was based on two equally weighted financial metrics: non-GAAP operating income (50%) and revenue (50%), as well as an individual performance modifier (+/- 25%).

EXECUTIVE COMPENSATION	PG. 047
The 2H Fiscal 2025 Executive STI program applied to all named executive officers and provided cash payouts based on company-wide performance against targets established in March 2025 and individual performance goals evaluated on a continual basis during the period.

Non-GAAP Operating Income 50% Weighting	+	Revenue 50% Weighting	*	Individual Performance Modifier* (75%-125%)	=	Payout (Capped at 187.5%)

0%-150% Performance Range for each Metric

2H Fiscal 2025 Executive STI Performance
The STI plan for 2H Fiscal 2025 funded at 139.9% of performance relative to metrics approved by our Compensation and Talent Committee. Specifically, 150% for non-GAAP Operating Income and 130% for Revenue payout components. However, the Compensation and Talent Committee, based on a recommendation from management, utilized negative discretion to lower funding to 90% of target for the corporate performance component to balance great execution by our company with the fact that our company did not generate a profit in 2H Fiscal 2025.
NON-GAAP OPERATING INCOME(1)
($M)

Payout as % of Target
160%
140%
120%
100%
80%
60%
40%
20%
0%
-$30
-$20
-$10
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
Performance

Actual

Non-GAAP Operating Income(1) (50% Weighting)

Performance Achievement	STI Funding (% Target)	Performance ($ millions)
Maximum	150%	50
Target	100%	10
Minimum	0%	(25)
Actual	150%	101
(1)See Appendix A to this Proxy Statement for an explanation of how non-GAAP operating income is calculated.
REVENUE

160%
140%
120%
100%
80%
60%
40%
20%
0%
Payout as % of Target
$2,700
$2,900
$3,100
$3,300
$3,500
$3,700
$3,900
Performance

Actual

Revenue (50% Weighting)

Performance Achievement	STI Funding (% Target)	Performance ($ millions)
Maximum	150%	3,795
Target	100%	3,300
Minimum	0%	2,805
Actual	130%	3,596

PG. 048	2025 PROXY STATEMENT
2H Fiscal 2025 Executive STI Individual Performance Modifier
Performance Assessment
Our individual performance modifier is designed to recognize our executives’ role-specific impact not fully captured in the financial metrics of our STI program, particularly as we navigated through our initial months as a standalone company. The individual performance modifier for each executive officer’s target incentive award opportunity reflects input from our CEO and Compensation and Talent Committee, which was discussed during its executive session on August 4, 2025.
The overall impact of the Compensation and Talent Committee’s approved STI individual performance modifiers was under $63,000 across the named executive officers, representing approximately 3% of the overall Executive STI payout to our named executive officers.
The committee did not apply a modifier to Mr. Goeckeler’s STI payout.
At Mr. Goeckeler’s recommendation, the committee applied a +5% modifier to Mr. Visoso’s STI payout to reflect his leadership role within Sandisk following the Separation, including his key role in supply allocation and pricing strategy. Mr. Visoso continues to drive accountability within the finance and sales functions that is reflected in the company’s financial performance.
At Mr. Goeckeler’s recommendation, the committee applied a +10% modifier be applied to Mr. Ilkbahar’s STI payout to recognize his critical leadership within the NAND team as Sandisk stands up as a separate company. Mr. Ilkbahar’s technology roadmap, including the development of high-bandwidth flash, contributes to Sandisk’s continued leadership in innovation.
At Mr. Goeckeler’s recommendation, the committee applied a +5% modifier be applied to Mr. Shek’s STI payout to reflect his strong execution in the Separation and the establishment of Sandisk’s legal team and functions. Mr. Shek supported cross-border operations by navigating regulatory and trade compliance in multiple jurisdictions and managed litigation matters and government inquiries.
As a result of the committee’s individual performance determinations, our named executive officers received the following payout amounts under the Executive STI plan:
2H Fiscal 2025 Executive STI Payouts

Named Executive Officer	Corporate Performance Payout %	Individual Modifier (+/- 25%)	STI Payout (% of Target)	STI Payout ($)
David V. Goeckeler	90%	—	90%	1,023,750
Luis F. Visoso	90%	5%	95%	584,719
Alper Ilkbahar	90%	10%	99%	298,904
Bernard Shek	90%	5%	95%	152,654
The Compensation and Talent Committee continues to evaluate the Executive STI design and made decisions to evolve the fiscal 2026 design to align with Sandisk’s long-term value creation and strategic goals, as set by management post-Separation. Fiscal 2026 Executive STI design incorporates initial feedback from stockholders on financial measures important to them and our Board looks forward to soliciting stockholder feedback on the revised program in the year ahead. For more information, see the section “Fiscal 2026 Compensation Program Design & Decisions” on page 51.

EXECUTIVE COMPENSATION	PG. 049
Treatment of Outstanding Western Digital Equity Awards
Pursuant to the Employee Matters Agreement between WDC and Sandisk, effective February 21, 2025, outstanding unvested WDC equity awards held by executives who are employed by Sandisk following the Separation – including Mr. Goeckeler, Mr. Visoso, Mr. Ilkbahar, and Mr. Shek – were converted into time-based RSUs denominated in both WDC and Sandisk shares in a ratio of one Sandisk RSU for every three WDC RSUs held at Separation (the “Basket Approach”). All outstanding WDC PSU awards, including those granted by WDC for the fiscal 2023–2025, fiscal 2024–2026, and fiscal 2025-2027 performance periods, were converted to time-based RSUs denominated in both Sandisk and WDC shares using the Basket Approach ratio. All of these awards will vest contingent on continued service with Sandisk through the applicable vesting dates.
Please refer to the Outstanding Equity Table on page 55 for more information.
Performance-Based Launch Grants to Drive Value Creation
Rationale
In March 2025, the Compensation and Talent Committee approved performance-based launch grants (the “Launch Grants”) to key executives to align our executives with stockholder interests and drive long-term value creation of the new, standalone company. The Launch Grants are non-recurring and will not be granted on an annual basis. The performance-based Launch Grants were the optimal solution for the committee’s many considerations for 2H Fiscal 2025 LTI awards, including the following considerations:
•Executive Focus in Critical Transition Period: The awards were designed to motivate our newly established leadership team to deliver on ambitious stock price goals during the first three years following the Separation.
•LTI Compensation: In the absence of a formalized LTI program immediately following the Separation, the Launch Grants fulfill the committee’s goal of rewarding executives with equity subject to long-term performance conditions.
•Market Practice: The committee reviewed peer and market data with its independent compensation consultant and noted that many recent spin-offs granted performance-based launch equity to senior executives.
•Alignment with Sandisk: Given our named executive officers were former WDC employees and their equity compensation - both from prior years and for fiscal 2025 - was subject to a stock conversion methodology in-line with our investors, the committee elected to increase the portion of at-risk equity denominated in Sandisk shares for the executive team in embarking on this next chapter as a standalone company.
•Alignment with Stockholders: The awards are 100% performance-based and directly link executive pay with stockholder value creation. Executives receive no payout unless stockholders also experience meaningful gains.
•Rigorous Performance Goals: The Launch Grants were designed with rigorous stock price performance requirements, such that executives are rewarded only for sustained and significant stockholder value creation.
•Retention and Continuity: These one-time awards support the retention of key executive talent during a transformative period, with settlement deferred until the end of the performance period.
•Governance Safeguards: The Launch Grants are subject to a three-year performance and settlement period, interpolation and banking mechanics, change-in-control protections, a service requirement, and our clawback policy.
Design & Structure
The Launch Grants are 100% performance-based and contingent on aggressive stock price hurdles that require executives to deliver substantial value to stockholders over a multi-year period to earn any payout.
No value is delivered unless our stock price increases materially from our average five-day closing price immediately following the Separation ($47.07 per share). Payouts require sustained and exceptional stock appreciation for a period of ninety trading days. To achieve the maximum payout of 300% of target PSUs, the stock must reach a 125% increase, or $105.91, sustained over a rolling 90-trading-day average. These requirements create a high-performance threshold for any upside to be realized by our executives. The rolling 90-trading day closing stock price averages during the performance period ensure that only sustained, not temporary, stock price performance is rewarded.
The target grant value for each of the Launch Grants participants was carefully set based on (1) market practices in spin-off equity award size; (2) individual post-Separation Sandisk ownership level and unvested equity holding values; and (3) participant’s prior annual grant levels.
The grant date for the Launch Grants was May 9, 2025 and the awards cover a three-year performance period from March 3, 2025 through February 24, 2028. At each fiscal year end, awards will be earned based on the highest level of achievement (either at threshold or interpolation between thresholds) for the look-back period. Any earned PSUs will be settled at the end of the performance period.
Finally, no PSUs will vest unless at least the threshold performance is achieved (see details below).

PG. 050	2025 PROXY STATEMENT
PERFORMANCE-BASED LAUNCH GRANT PAYOUT TABLE

Stock Price Achievement	% Increase	Payout (% of Target # of PSUs)
$58.84	+25%	50%
$70.61	+50%	100%
$82.37	+75%	200%
$94.14	+100%	250%
$105.91	+125%	300%
Potential Executive Launch Grant Share of Total Market Capitalization Gain at Max Performance
The potential compensation expense related to the Launch Grants represents a very small percentage of Sandisk’s market capitalization gain at each performance tier.
The following chart illustrates that if Sandisk named executive officers achieve maximum performance under the Launch Grant plan, their combined payout would represent only about 1.9% of the total $8.55 billion in market capitalization gain created for stockholders, calculated using the number of shares of common stock outstanding as of the close of business on May 5, 2025, as disclosed on Form 10-Q for the quarter ended March 28, 2025 filed with the SEC on May 12, 2025.
Performance-Based Launch Grant Values and Participants
The Compensation and Talent Committee approved the Launch Grants for our named executive officers, with targets and intended grant values as follows:

Named Executive Officer	Total Target Grant Value ($)(1)
David V. Goeckeler	12,000,000
Luis F. Visoso	4,500,000
Alper Ilkbahar	1,875,000
Bernard Shek	743,750
(1)The Summary Compensation Table reflects the accounting grant date fair value of the Launch Grants that is different from the intended target grant value shown above.
Transaction Completion Awards
In connection with the Separation, on January 25, 2025, WDC approved and funded the Transaction Completion Awards to Mr. Goeckeler, Mr. Ilkbahar, and Mr. Shek, in an amount equal to 24 times then-current monthly base salary for Mr. Goeckeler and 18 times then-current monthly base salaries for Mr. Ilkbahar and Mr. Shek. Mr. Visoso, who joined WDC shortly before the Separation, was not eligible to receive a Transaction Completion Award. The Transaction Completion Awards are subject to clawback terms for 12 months following the Separation in the event of a voluntary termination. The awards required the participants to be employed by Sandisk following the completion of the Separation and were therefore paid by Sandisk (although funded by WDC).

EXECUTIVE COMPENSATION	PG. 051
Fiscal 2026 Compensation Program Design and Decisions
The Compensation and Talent Committee evolved our fiscal 2026 compensation program design to promote alignment with our longer-term strategy and outlook, and to drive long-term stockholder value creation. In our first months as a standalone company, the Compensation and Talent Committee implemented a streamlined compensation program for 2H Fiscal 2025 to maintain leadership’s focus on executing a successful transition and introduction to the public markets, while immediately aligning executives with our corporate performance and stockholder value creation. As our leadership established a long-term strategy post-Separation, the committee designed the fiscal 2026 program to support near-term performance, the company’s long-term strategic goals, and the creation of long-term stockholder value.
Fiscal 2026 Base Salary
Effective August 1, 2025, the Compensation and Talent Committee approved an increase in Mr. Shek’s base salary from $425,000 to $500,000. In reviewing his compensation, the committee noted that Mr. Shek’s base salary was positioned below the 25th percentile of the market, and his total direct compensation was also near the 25th percentile. The increase was intended to bring his base salary closer to market practice and better align his overall compensation with his role and responsibilities. No other base salary adjustments have been made.
Fiscal 2026 STI Design
For fiscal 2026, the Compensation and Talent Committee evolved the STI design to directly align executive compensation with our strategic priorities and drive near-term financial and operational performance. These priorities were established by our leadership post-Separation, and the fiscal 2026 program was developed to support and reinforce those objectives. We also took stockholder feedback into account when selecting these metrics. The committee selected:
•Profit Metrics (50%): Includes Non-GAAP Operating Income and Non-GAAP Operating Margin, chosen to incentivize profitability and efficient management of expenses
•Adjusted Free Cash Flow (25%): Ensures disciplined cash management and strengthens financial flexibility while mitigating volatility and timing impacts
•Corporate Strategy (25%): Equally weighted across Net Debt, Consumer Net Revenue, and Data Center Market Share, selected to drive strategic focus areas critical for long-term market positioning and growth
Fiscal 2026 LTI Design
For fiscal 2026, the Compensation and Talent Committee designed the LTI to align with our long-term strategic objectives and drive sustainable stockholder value creation. The LTI sets Revenue and Earnings Per Share metrics, each weighted at 50% with payouts capped at 200%. Further, the committee adopted a three-year design using three consecutive one-year performance periods. This structure enables the committee to set challenging annual targets responsive to market conditions and industry cycles. Annual vesting percentages will be calculated separately and averaged at the end of the three-year cycle to determine the final vesting percentage, reinforcing sustained long-term performance over three-year periods.
Fiscal 2026 LTI Awards
The Compensation and Talent Committee granted the following LTI awards to our named executive officers in fiscal 2026, as part of our annual LTI program:

	Total LTI Target Grant Value ($)	LTI Vehicle Mix

Named Executive Officer		PSUs	RSUs
David V. Goeckeler	16,250,000	75%	25%
Luis F. Visoso	9,000,000	75%	25%
Alper Ilkbahar	2,500,000	50%	50%
Bernard Shek	1,750,000	50%	50%

PG. 052	2025 PROXY STATEMENT
Other Program Features and Policies
Perquisites
We provide our executive officers with only limited perquisites and other personal benefits, consisting principally of a $5,000 annual allowance for financial planning services (net of taxes).
Our policy permits Mr. Goeckeler (in his capacity as CEO) to use private aircraft, in which we have a fractional ownership interest, for personal travel to maximize his business availability, productivity, and to take into account security considerations. Mr. Goeckeler is required to reimburse the company for the aggregate incremental cost incurred by the company in connection with any such personal use in excess of $250,000 per fiscal year. He is fully responsible for all personal income taxes associated with such personal usage.
401(k) Plan Benefits
Our executive officers are eligible to participate in our 401(k) Plan. Eligible employees may contribute up to 85% of their annual cash compensation up to a maximum amount allowed by the Internal Revenue Code, and are also eligible for any matching contributions. Our executive officers participate in our 401(k) Plan on substantially the same terms as our other participating employees. We do not maintain any defined benefit or supplemental retirement plans for our executive officers.
Deferred Compensation Opportunities
Our executive officers who are subject to U.S. federal income taxes are eligible to participate in our Deferred Compensation Plan. Under the plan, participants can elect to defer certain compensation without regard to the tax code limitations applicable to tax-qualified plans.
Severance Protections
Our executive officers are eligible to participate in our Executive Severance Plan. Outside a change in control context, we view severance protections as only appropriate in the event the employment of an executive officer is involuntarily terminated without “cause.”
Change in Control Protections
To encourage our executive officers to remain employed during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we provide our executive officers with additional severance protections under our change in control severance plan (the “Sandisk CIC Severance Plan”). Benefits under the Sandisk CIC Severance Plan require a “double-trigger” (a qualifying termination in connection with a change in control) for payment and the plan does not provide any tax gross-up payments for participants.
Clawback Policy
The Board of Directors adopted a compensation recovery (clawback) policy consistent with the requirements of Rule 10D-1 under the Exchange Act and Nasdaq Listing Standards, a copy of which is publicly filed with our 2025 Annual Report on Form 10-K.
Employment Agreements
WDC entered into an offer letter dated July 1, 2024 with our Chief Financial Officer, Mr. Visoso. The offer letter provided that
Mr. Visoso’s employment with WDC would transfer to Sandisk in connection with the Separation. Our other executive officers are not currently party to an employment agreement with Sandisk.
Misconduct Policies
We maintain several policies relating to employee misconduct. In the event an executive officer’s employment is terminated for cause due to their misconduct or violation of company policy, among other reasons, they forfeit all outstanding incentives, including unearned or unvested LTI and STI awards. In addition, the executive officer would not be eligible for severance payments or benefits.
Policies Prohibiting Hedging, Pledging and Short Sale or Derivative Transaction
Our insider trading policy prohibits our executive officers (as well as our other employees and members of our Board of Directors) from engaging in hedging transactions or speculative transactions involving Sandisk’s securities and from pledging company securities. Prohibited transactions include hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds that are designed to hedge or offset any decrease in the market value of Sandisk’s securities, shorts sales, transactions in derivative securities, such as publicly traded options, related to Sandisk’s securities and margining Sandisk’s securities in a margin account or otherwise pledging Sandisk securities as collateral for a loan.
Executive Stock Ownership Guidelines
We maintain executive stock ownership guidelines covering our executive officers, including our named executive officer, to help link the interests of our stockholders with those of our executive officers. The guidelines provide that each executive officer must achieve ownership of a number of “qualifying shares” with a market value equal to the specified multiple of the officer’s base salary in effect upon the date he or she first becomes subject to the guidelines shown below.

Position	Multiple
CEO	6 x Salary
CFO	3 x Salary
Executive Vice Presidents	2 x Salary
Senior Vice Presidents	1 x Salary
Each executive officer must achieve ownership of the required market value of shares within three years of becoming subject to the guidelines. Common stock, RSUs, PSUs, and common stock beneficially owned by the executive officer all count towards the requirement but shares the officer has a right to acquire through exercising stock options (whether or not vested) are not counted.
Equity Grant Timing
Annual equity awards are generally made in late August or early September each year and the Compensation and Talent Committee may also consider and approve interim or mid-year grants from time to time based on business needs. We do not currently grant stock options to our employees. The committee does not take material non-public information into account when determining the timing and terms of LTI awards and has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

EXECUTIVE COMPENSATION	PG. 053
Executive Compensation Tables and Narratives
Fiscal 2025 Summary Compensation Table
The following table presents information regarding compensation earned for fiscal 2025 by our named executive officers. You may find information regarding Mr. Goeckeler’s fiscal 2023, 2024, and 2025 pre-Separation compensation in WDC’s 2025 proxy statement.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)		Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
David V. Goeckeler Chief Executive Officer	2025	450,000	2,600,000		18,845,786	1,023,750	—	22,919,536
Luis F. Visoso Executive Vice President and Chief Financial Officer	2025	285,577	—		7,067,118	584,719	6,542	7,943,956
Alper Ilkbahar Executive Vice President and Chief Technology Officer	2025	213,462	862,500		2,944,652	298,904	6,404	4,325,921
Bernard Shek Chief Legal Officer and Secretary	2025	144,231	682,500	(6)	1,168,034	152,654	3,606	2,151,025
(1)Salaries reflect salary paid from the date of the Separation (February 21, 2025) through the end of fiscal 2025.
(2)In connection with the Separation, WDC approved and funded the Transaction Completion Awards to certain named executive officers, which are subject to repayment terms for 12 months following the Separation in the event of a voluntary termination. Please see the section entitled “Transaction Completion Awards” above for further information. For the avoidance of doubt, Mr. Goeckeler received only one Transaction Completion Award of $2.6 million.
(3)The amounts shown reflect the aggregate grant date fair value of stock awards granted in the applicable fiscal year computed in accordance with ASC Topic 718. These amounts were calculated based on the assumptions described in Note 12 in the Notes to Consolidated Financial Statements included in our 2025 Annual Report on Form 10-K. For PSU awards, amounts reflect the grant date fair value of the Launch Awards.
The following amounts represent the grant date fair value of PSU awards granted to our named executive officers during 2H fiscal 2025. We considered the probable outcome of the awards and maximum performance under the awards based on a Monte Carlo simulation. The dollar value of the awards included in the Summary Compensation Table for the year of grant is based on the probable outcome of the awards on the grant date and do not reflect actual payouts.

Grant Date Fair Value of PSU Awards at Maximum Performance for:

Named Executive Officer	2025 ($)
David V. Goeckeler	56,537,357
Luis F. Visoso	21,201,353
Alper Ilkbahar	8,833,956
Bernard Shek	3,504,102
(4)Reflects each named executive officer’s STI payout for 2H Fiscal 2025. For information on Mr. Goeckeler’s 1H Fiscal 2025 STI payout, please refer to WDC’s 2025 proxy statement.

PG. 054	2025 PROXY STATEMENT
(5)The table below summarizes the amounts reported in the “All Other Compensation” column for each of our named executive officers for fiscal 2025:

Name	Perquisites ($)	401(k) Plan Company Matching Contributions ($)
David V. Goeckeler	—	—
Luis F. Visoso	—	6,542
Alper Ilkbahar	—	6,404
Bernard Shek	—	3,606
(6)Separate from the Transaction Completion Award, WDC granted a cash bonus to Mr. Shek of $200,000 in connection with the Separation, which was paid in two installments: 40% within thirty days of October 1, 2024, and paid by WDC, and 60% within thirty days of March 1, 2025, and paid by Sandisk.
Fiscal 2025 Grants of Plan-Based Awards Table
The following table presents information regarding all grants of plan-based awards made to our named executive officers during fiscal 2025.

									All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David V. Goeckeler	2H Fiscal 2025 STI		284,375	1,137,500	2,132,813	—	—	—	—	—
	Launch Grant PSUs(2)	5/9/25	—	—	—	158,982	317,965	953,895	—	18,845,786
Luis F. Visoso	2H Fiscal 2025 STI		154,688	618,750	1,160,156	—	—	—	—	—
	Launch Grant PSUs(2)	5/9/25	—	—	—	59,618	119,236	357,708	—	7,067,118
Alper Ilkbahar	2H Fiscal 2025 STI		75,481	301,923	566,106	—	—	—	—	—
	Launch Grant PSUs(2)	5/9/25	—	—	—	24,841	49,682	149,046	—	2,944,652
Bernard Shek	2H Fiscal 2025 STI		40,385	161,539	302,885	—	—	—	—	—
	Launch Grant PSUs(2)	5/9/25	—	—	—	9,853	19,707	59,121	—	1,168,034
(1)The amounts shown reflect the grant date fair value of the award computed in accordance with ASC 718. These amounts were calculated based on the assumptions described in Note 12 in the Notes to Consolidated Financial Statements included in our 2025 Annual Report on Form 10-K. The grant date fair value for the Launch Grants, at the probable outcome, is based on the value of our common stock on May 9, 2025 using a Monte Carlo simulation, which resulted in a simulated award value of $59.27 per share based on certain assumptions.
(2)Represents the Launch Grants, covering the period beginning March 3, 2025, and ending on February 24, 2028, based on our achievement of stock price goals, as determined by the Compensation and Talent Committee, that correspond to specific payout percentages ranging between 0% to 300% of the target number of stock units subject to the award. Earned PSUs will vest on February 24, 2028, subject to the named executive officer’s continuous service.

EXECUTIVE COMPENSATION	PG. 055
Description of Compensation Arrangements for Named Executive Officers
Non-Equity Incentive Plan Compensation and Awards
Our named executive officers are eligible to receive cash incentive awards on an annual basis under the STI plan. See the section entitled “Executive Compensation—Compensation Discussion and Analysis” for a more detailed description of the STI plan.
Equity-Based Awards
Each RSU and PSU award reported in the “Fiscal 2025 Grants of Plan-Based Awards Table” was granted by the Compensation and Talent Committee under, and is subject to, the terms of our 2025 Long-Term Incentive Plan.
Our named executive officers are not entitled to voting rights with respect to their stock units (PSUs and RSUs). However, if we pay an ordinary cash dividend on our outstanding shares of common stock, the named executive officer will have the right to receive a dividend equivalent with respect to any unpaid stock unit (whether vested or not) held as of the record date for the dividend payment, which will not be payable until the award vests.
Additional information regarding the vesting acceleration provisions applicable to equity awards granted to our named executive officers is included in the section entitled “Potential Payments upon Termination or Change in Control” below.
Outstanding Equity Awards at Fiscal 2025 Year-End Table
The following table presents information regarding the current holdings of stock options and stock awards (and corresponding dividend equivalents) held by each of our named executive officers as of June 27, 2025. The amount shown for the market value of the stock awards is based on the closing price of our common stock on June 27, 2025 ($47.15).

			Stock Awards

Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David V. Goeckeler	2/21/2025	(1)	33,317	(2)	1,570,897	—		—
			28,488	(3)	1,343,209	—		—
			13,110	(4)	618,137	—		—
			1,977	(5)	93,216	—		—
			67,966	(6)	3,204,597	—		—
			97,238	(7)	4,584,772	—		—
			49,976	(8)	2,356,368	—		—
	5/9/2025		—		—	158,982	(9)	7,496,001
Luis F. Visoso	2/21/2025	(1)	51,258	(2)	2,416,815	—		—
			103,487	(10)	4,879,412	—		—
	5/9/2025		—		—	59,618	(9)	2,810,989
Alper Ilkbahar	2/21/2025	(1)	10,315	(2)	486,352	—		—
			4,542	(11)	214,155	—		—
			11,869	(3)	559,623	—		—
			1,886	(6)	88,925	—		—
			1,637	(12)	77,185	—		—
	5/9/2025		—		—	24,841	(9)	1,171,253
Bernard Shek	2/21/2025	(1)	3,459	(2)	163,092	—		—
			3,834	(3)	180,773	—		—
			1,296	(13)	61,106	—		—
			1,657	(14)	78,128	—		—
			1,107	(11)	52,195	—		—
			336	(15)	15,842	—		—
			158	(5)	7,450	—		—
	5/9/2025		—		—	9,853	(9)	464,569

PG. 056	2025 PROXY STATEMENT
(1)These are Sandisk awards that were received in connection with the Separation from the conversion of WDC awards using the Basket Approach.
(2)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the original WDC grant date (the “WDC Grant Date”) of August 21, 2024, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the WDC Grant Date.
(3)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the WDC Grant Date of August 25, 2023, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the WDC Grant Date.
(4)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the WDC Grant Date of August 25, 2022, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the WDC Grant Date.
(5)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the WDC Grant Date of August 27, 2021, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the WDC Grant Date.
(6)Reflects a WDC PSU award that was converted to a time-based Sandisk RSU in connection with the Separation and is no longer subject to performance-based vesting conditions. This award is scheduled to vest on August 20, 2025.
(7)Reflects a WDC PSU award that was converted to a time-based Sandisk RSU in connection with the Separation and is no longer subject to performance-based vesting conditions. This award is scheduled to vest on August 25, 2026.
(8)Reflects a WDC PSU award that was converted to a time-based Sandisk RSU in connection with the Separation and is no longer subject to performance-based vesting conditions. This award is scheduled to vest on August 21, 2027.
(9)This PSU award is scheduled to vest on February 24, 2028 based on achievement of stock price goals, as determined by the Compensation and Talent Committee, set for the performance period covering March 3, 2025 and ending on February 24, 2028. The awards will be payable in shares of our common stock on the vesting date based on our achievement of the specified stock price goals that correspond to specific payment percentages ranging between 0% and 300% of the target number of stock units subject to the awards. The numbers above reflect payment at threshold level, which is 50% of the target number of stock units of the full award, even though the trending performance of these awards is 0% as of the end of fiscal 2025.
(10)This RSU award is scheduled to vest as to 50% of the underlying shares on the first and second anniversaries of the WDC Grant Date of August 20, 2024.
(11)This RSU award is scheduled to vest as to 40% of the underlying shares on the first anniversary and 60% on the second anniversary of the WDC Grant Date of April 20, 2024
(12)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the WDC Grant Date of August 20, 2022, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the WDC Grant Date.
(13)This RSU award is scheduled to vest as to 33.33% of the underlying shares on each of the first, second, and third anniversaries of the WDC Grant Date of October 20, 2023.
(14)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the WDC Grant Date of March 20, 2023, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the WDC Grant Date.
(15)This RSU award is scheduled to vest as to 25% of the underlying shares on the first anniversary of the WDC Grant Date of April 20, 2022, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the WDC Grant Date.
Fiscal 2025 Option Exercises and Stock Vested Table
The following table presents information regarding the amount realized upon the exercise of stock options and the vesting of stock unit awards for our named executive officers during fiscal 2025. There were no stock option award exercises in fiscal 2025.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
David V. Goeckeler	15,526	690,353
Luis F. Visoso	—	—
Alper Ilkbahar	10,829	493,511
Bernard Shek	2,466	112,259
(1)The value realized on the vesting of stock awards is based on the closing price of our common stock on the applicable vesting date of the awards.

EXECUTIVE COMPENSATION	PG. 057
Potential Payments upon Termination or Change in Control
Change in Control—Termination without Cause or For Good Reason
Our named executive officers may be entitled to severance benefits under our Change in Control Severance Plan. Generally, the severance benefits are payable if we terminate the named executive officer’s employment without “cause” or the named executive officer voluntarily terminates employment for “good reason” within 12 months after a change in control.
For these purposes:
•“Change in control” generally means an acquisition by any person or group of more than one-third of our stock, certain majority changes in our Board of Directors over a period of not more than two years, mergers and similar transactions that result in a 50% or greater change in our ownership, and certain liquidations and dissolutions of our company
•“Cause” generally means the commission of certain crimes by the executive officer, the executive officer’s willful engagement in fraud or dishonest conduct, refusal or failure to perform certain duties, breach of fiduciary duty, or breach of certain other violations of company policy
•“Good reason” generally means a material diminution in the executive officer’s authority, duties or responsibilities, a material diminution in the executive officer’s base compensation, certain relocations of the executive’s employment, or a material breach by us (or our successor) with respect to our obligations under our Change in Control Severance Plan
For each of our named executive officers, the severance benefits generally consist of the following as a “Tier 1” participant:
•A lump sum payment equal to two times the sum of the executive officer’s annual base compensation plus the target STI as in effect immediately prior to the change in control or as in effect on the date of notice of termination of the executive officer’s employment with us, whichever is higher, plus any earned but not yet paid STI payments in respect of completed performance periods
•100% vesting of any unvested outstanding equity awards granted to the executive officer by us, with any performance-based equity awards as to which the applicable performance period has not ended becoming vested at the target level (or, if more favorable, as otherwise provided in the agreement providing for a change in control)
•A lump sum payment equal to the applicable COBRA premium payments for a period of 24 months following the executive officer’s termination
Involuntary Termination without Cause—No Change in Control
Our Executive Severance Plan, in conjunction with the terms and conditions of our equity awards, provides the following severance benefits to our named executive officers as Tier 1 participants in the event their employment is terminated without “cause” (generally as defined above).
•A lump sum cash payment of the executive officer’s monthly base salary multiplied by 24 months
•Any earned but not yet paid STI payments in respect of completed performance periods and a pro rata STI payment based on the number of days in the applicable performance period during which the executive officer was employed, assuming target performance
•For PSU awards, a prorated portion of the PSUs subject to the award will remain outstanding and vest, if at all, based on actual achievement of the performance goals over the entire performance period
•For RSU awards, acceleration of vesting of a prorated amount of RSUs
•Outplacement services at our expense for 12 months following the executive officer’s termination of employment
•A lump sum payment equal to the applicable COBRA premium payments for a period of 18 months following the executive officer’s termination
Payment of severance benefits under our Change in Control Severance Plan and Executive Severance Plan is conditioned upon the executive officer’s execution of a valid and effective release of claims. In addition, no executive officer is entitled to a duplication of benefits under our Executive Severance Plan and any other severance plan, including our Change in Control Severance Plan.
Qualified Retirement
To be eligible for retirement, the executive officer must have five years of credited service with us and must also be at least age 55 at the time of retirement and his or her age plus total years of credited service must be at least 70.
In the event of a qualified retirement, a pro rata portion of the target number of PSUs will remain outstanding and eligible to vest based on actual achievement of the performance goals over the performance period.
No RSUs contain an acceleration benefit for an eligible retirement.
Death
In the event of an executive officer’s death, 50% of the outstanding RSUs will accelerate.
For RSUs and PSUs assumed from WDC in connection with the Separation: (1) the vesting of a pro rata portion of WDC RSUs granted prior to its fiscal 2025 grant and a pro rata portion of WDC PSUs will accelerate; and (2) 50% of the outstanding RSUs will accelerate upon an executive officer’s death for WDC fiscal 2025 grants.
The executive officer would also be eligible for a pro rata STI payout based on the number of days in the applicable performance period during which the executive officer was employed, subject to actual corporate performance and no individual modification.
Termination for Cause/Misconduct
In the event an executive officer’s employment is terminated for cause due to, among other reasons, the executive officer’s misconduct or violation of company policy, the executive officer will forfeit all outstanding incentives, including unearned or unvested LTI and STI awards. In addition, the executive officer would not be eligible for severance benefits.

PG. 058	2025 PROXY STATEMENT
Calculation of Potential Payments upon Termination or Change in Control
The table below presents our estimate of the benefits payable to Messrs. Goeckeler, Visoso, Ilkbahar, and Shek under the arrangements described above based on the following assumptions:
•Qualifying termination of employment and/or change in control occurred on June 27, 2025
•The price per share of our common stock is equal to the closing price of our common stock on June 27, 2025 ($47.15), the last trading day in fiscal 2025
•In the case of a change in control, our company does not survive the change in control, and all outstanding incentive awards are cashed out and terminated in the transaction
•Not included in the table below are payments each named executive officer earned or accrued prior to termination, such as previously vested equity and non-equity incentive awards, which are more fully described and quantified in the tables and narratives above

Name	Compensation Element	Change in Control-No Termination (Awards Not Assumed) ($)(1)	Change in Control-With Termination Without Cause or For Good Reason ($)	Involuntary Termination Without Cause-No Change in Control ($)(2)	Qualified Retirement ($)(3)	Death ($)(2)
David V. Goeckeler	Cash Severance	—	7,150,000	4,875,000	—	—
	RSU Acceleration(4)	3,625,458	3,625,458	468,765	—	920,062
	PSU Acceleration(5)	10,145,812	10,145,812	7,014,458	—	7,010,809
	Continuation of Benefits(6)	—	53,980	36,224	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	13,771,270	20,975,251	12,397,647	—	7,934,520
Luis F. Visoso	Cash Severance	—	4,125,000	2,887,500	—	—
	RSU Acceleration(4)	7,296,227	7,296,227	2,596,645	—	3,290,976
	PSU Acceleration(5)	—	—	—	—	—
	Continuation of Benefits(6)	—	43,689	29,318	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	7,296,227	11,464,916	5,516,663	—	3,290,976
Alper Ilkbahar	Cash Severance	—	2,500,000	1,875,000	—	—
	RSU Acceleration(4)	1,337,315	1,337,315	201,613	—	341,342
	PSU Acceleration(5)	89,012	89,012	88,595	88,595	88,595
	Continuation of Benefits(6)	—	87,452	60,199	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	1,426,327	4,013,779	2,228,608	88,595	429,937
Bernard Shek	Cash Severance	—	1,530,000	1,190,000	—	—
	RSU Acceleration(4)	558,586	558,586	73,554	—	120,445
	PSU Acceleration(5)	—	—	—	—	—
	Continuation of Benefits(6)	—	77,828	52,226	—	—
	Value of Outplacement Services	—	—	3,200	—	—
	TOTAL	558,586	2,166,414	1,318,980	—	120,445
(1)None of our named executive officers’ equity awards will automatically vest because a change in control event occurs. The amounts shown represent the estimated value of the acceleration of outstanding equity incentive compensation under our incentive compensation plans in connection with a change in control (regardless of whether a termination of employment also occurs) assuming that the awards were to be terminated in connection with the change in control and the Compensation and Talent Committee had not provided for the assumption, substitution or other continuation of the awards.
(2)For the PSU awards, where applicable, the amounts are prorated and assume achievement at 100% of the target level of performance for the performance period or, if applicable, the credited amount. Our named executive officers would not be required to repay the Transaction Completion Bonuses granted by WDC in connection with the Separation in this involuntary termination scenario.
(3)As of June 27, 2025, only Mr. Ilkbahar met the requirements for a “qualified retiree” with respect to PSUs.
(4)The amounts shown are based on the intrinsic value of the portion of the RSU award that would have accelerated as of June 27, 2025. These intrinsic values were based on the closing price of our common stock on June 27, 2025 ($47.15).
(5)The amounts shown represent the target number of PSUs subject to the award that would have remained outstanding and eligible to vest in connection with the termination event and are based on the intrinsic value of those stock units as of June 27, 2025. These intrinsic values were calculated by multiplying (i) the closing price of our common stock on June 27, 2025 ($47.15), by (ii) the target number of PSUs or, if applicable, the credited amount, that would have remained outstanding and eligible to vest as of June 27, 2025. The Launch Grants would not have met the stock price performance threshold and therefore excluded from these values.
(6)For purposes of these calculation, expected costs have not been adjusted for any actuarial assumptions related to mortality, likelihood that the named executive officer will find other employment or discount rates for determining present value.

EXECUTIVE COMPENSATION	PG. 059
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship between executive “compensation actually paid” (as computed in accordance with SEC rules) and certain financial performance measures. For further information concerning our pay-for-performance philosophy and how we align executive compensation with our performance, please see the section entitled “Compensation Discussion and Analysis” beginning on page 38.
The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and our non-PEO named executive officers (collectively, the “Other NEOs”) as presented in the “Fiscal 2025 Summary Compensation Table” above; (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to Item 402(v) of Regulation S-K under the Exchange Act; (iii) certain financial performance measures; and (iv) the relationship between the “compensation actually paid” to those financial performance measures.

					Value of Initial Fixed $100 Investment Based on:

Fiscal Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table for Other NEOs ($)(1)	Average Compensation Actually Paid to Other NEOs ($)(2)	Sandisk TSR ($)(3)	PHLX Semiconductor Sector Total Return Index ($)(4)	Net Income (in millions) ($)(5)	Revenue (in millions) ($)(6)
2025	22,919,536	40,783,700	4,802,826	8,503,714	94	108	(1,641)	7,355
(1)The PEO was Mr. Goeckeler for fiscal year 2025. The Other NEOs were: Messrs. Visoso, Ilkbahar, and Shek. The dollar amounts reported are the amounts reported for the PEO, or the average of the amounts reported for the Other NEOs, in the “Total” column in our applicable Summary Compensation Table.
(2)The following table describes the adjustments, each of which is prescribed by the SEC rules, to calculate the “compensation actually paid” amounts from the Summary Compensation Table. The Summary Compensation Table amounts and the “compensation actually paid” amounts do not reflect the actual amount of compensation earned by or paid to our executives, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. As reflected in the table below, pursuant to the applicable rules, the amounts in the “Stock Awards” column in the applicable Summary Compensation Table are subtracted from the amounts in the “Total” column and the values reflected in the table below are added or subtracted, as applicable.

	Fiscal 2025

	PEO ($)	Other NEOs ($)

Summary Compensation Table Total ($)(a)	22,919,536	4,802,826
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(18,845,786)	(3,726,601)
(Minus): Change in Pension Value	—	—
Plus: Pension Service Cost and Associated Prior Service Cost	—	—
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	27,885,531	5,514,138
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	9,010,714	2,024,875
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	—	—
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(186,295)	(111,523)
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—	—
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—	—
“Compensation Actually Paid” Amounts (as calculated)	40,783,700	8,503,714
(a)Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant. The amounts shown with respect to our Other NEOs are the average amounts for such Other NEOs, as a group.
(3)TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between our share price at the end of each fiscal year shown and the beginning of the measurement period by (b) our share price at the beginning of the measurement period.
(4)The peer group used for this purpose is the PHLX Semiconductor Sector Total Return Index.
(5)The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable fiscal year. The net income amounts for fiscal years 2022 and 2023 have been updated to reflect the revised amounts, as a result of the restatement of previously reported financial information to certain errors we identified during fiscal 2024 as described in the section entitled “Compensation Recovery Determination” above.
(6)The dollar amounts reported represent the amount of revenue reflected in our audited financial statements for the applicable fiscal year.

PG. 060	2025 PROXY STATEMENT
Financial Performance Measures
As described in greater detail under “Compensation Discussion and Analysis,” the metrics that we use for our 2H Fiscal 2025 STI program were selected to incentivize our named executive officers to create value for our stockholders. The most important financial performance measures used to link executive compensation actually paid to our named executive officers to our company’s performance for 2H Fiscal 2025 are as follows:
•Revenue
•Non-GAAP Operating Income
Description of Certain Relationships between Information Presented in the Pay versus Performance Table
As described in greater detail under “Compensation Discussion and Analysis,” our executive compensation programs reflect strong pay-for-performance alignment. A significant portion of our 2H Fiscal 2025 target compensation awarded to our named executive officers was at-risk, contingent on both company and individual performance against rigorous goals set under our Executive STI plan and Launch Grants.
While we utilize several performance measures to align executive compensation with our performance, all those measures are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular fiscal year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
2025 CAP to our PEO of $40.8 million is higher than the Summary Compensation Table figure of $22.9 million, and the average CAP for our Other NEOs of $8.5 million is higher than the Summary Compensation Table average of $4.8 million. Net loss for 2025 was $1,641 million and Revenue for 2025 was $7,355 million.

PG. 061

SAY ON PAY FREQUENCY PROPOSAL

Proposal 3 Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

(→)
We are asking stockholders to cast an advisory vote on how often we should include an advisory vote on named executive officer compensation in our proxy materials for future annual stockholder meetings (or a special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting).

(→)	Our Board of Directors recommends a vote to hold future advisory votes on named executive officer compensation every ONE YEAR.

Proposal Details
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers. By voting with respect to this Proposal 3, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders also may, if they wish, abstain from voting on this Proposal 3.
Board Recommendation and Vote Required for Approval
Board Recommendation
Our Board of Directors recommends that you vote, on a non-binding advisory basis, to hold future advisory votes on named executive officer compensation every ONE YEAR (as opposed to every two or every three years) so that stockholders may annually express their views on our executive compensation program. The Compensation and Talent Committee, which administers our executive compensation program, values the opinions expressed by stockholders in these votes and will consider the outcome of these votes in making future decisions on executive compensation. Stockholders are not voting to approve or disapprove our Board of Directors’ recommendation.
Vote Required for Approval
The affirmative vote of holders of a majority of the outstanding shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve, on a non-binding advisory basis, a frequency option for future advisory votes on executive compensation. You may vote for ONE YEAR, TWO YEARS, THREE YEARS or ABSTAIN on this proposal. Proxies received by our Board of Directors will be voted for ONE YEAR on this Proposal 3 unless specified otherwise. If no frequency option receives the affirmative vote of holders of a majority of the outstanding shares of common stock represented at the meeting, our Board of Directors will consider the option receiving the highest number of votes as the preferred option of our stockholders.
While this vote is nonbinding on our company and our Board of Directors, our Board and Compensation and Talent Committee value the opinions of our stockholders and will consider the outcome of this proposal when determining how frequently to conduct advisory votes on named executive officer compensation.

PG. 062
EQUITY COMPENSATION PLAN INFORMATION
The following table gives information with respect to our equity compensation plans as of June 27, 2025. These plans include our 2025 Long-Term Incentive Plan and our 2025 Employee Stock Purchase Plan, each of which has or had been approved by WDC when it was our sole stockholder.

	(a)	(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	8,069,670 (1)	—	19,132,267 (2)
Total	8,069,670	—	19,132,267
(1)This amount includes: (i) 5,913,069 shares of our common stock subject to outstanding RSUs awarded under our 2025 Long-Term Incentive Plan; (ii) a maximum of 2,156,601 PSUs (including a target number of 718,867 PSUs) subject to open performance-based vesting conditions under our 2025 Long-Term Incentive Plan; and (iii) 0 shares of our common stock subject to deferred stock units.
(2)Of these shares, as of June 27, 2025, 14,931,045 remained available for future issuance under our 2025 Long-Term Incentive Plan and 4,201,222 remained available for future issuance under our 2025 Employee Stock Purchase Plan, including 491,298 shares subject to purchase during the purchase period in effect as of June 27, 2025. No new awards may be made under any other equity compensation plans.

PG. 063
STOCK OWNERSHIP INFORMATION
Security Ownership by Principal Stockholders and Management
The following table sets forth certain information regarding the beneficial ownership of our common stock, as of September 5, 2025, by: (i) each person known by us to own beneficially more than 5% of our outstanding common stock; (ii) each director and each nominee for election as a member of our Board of Directors; (iii) each of our named executive officers; and (iv) all current directors and executive officers as a group. This table is based on information supplied to us by our executive officers, directors and principal stockholders or included in a Schedule 13G or Schedule 13D filed with the SEC.

	Common Stock

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Greater than 5% Stockholders:
FMR LLC(3) 245 Summer Street, Boston, MA 022103	20,574,141	14.1
The Vanguard Group(4) 100 Vanguard Blvd., Malvern, PA 19355	16,554,878	11.3
BlackRock, Inc.(5) 50 Hudson Yards, New York, NY 10001	15,790,988	10.8
DnB Asset Management AS(6) Dronning Eufemias Gate 30, Oslo, Norway 0191	7,109,285	5.8
Western Digital Corporation(7) 5601 Great Oaks Parkway, San Jose, CA 95119	7,513,019	5.1
Directors:
Kimberly E. Alexy(8)	8,574	*
Richard B. Cassidy	—	*
Thomas Caulfield	5,992	*
Devinder Kumar	19	*
Matthew E. Massengill(9)	12,474	*
Necip Sayiner	—	—
Ellyn J. Shook	—	*
Miyuki Suzuki	4,800	*
Named Executive Officers:
David V. Goeckeler(10)	228,566	*
Luis F. Visoso	32,550	*
Alper Ilkbahar	9,808	*
Bernard Shek(11)	7,473	*
All Directors and Current Executive Officers as a group (12 persons)(12)	310,256	*
*    Represents less than 1% of the outstanding shares of our common stock.
(1)Shares subject to RSU awards scheduled to vest within 60 days after September 5, 2025 are deemed outstanding for purposes of computing the share amount and the percentage ownership of the person holding such awards, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. We also deem shares representing deferred stock units credited to accounts in our Deferred Compensation Plan as of September 5, 2025 as outstanding for purposes of computing the share amount and the percentage ownership of the person to whose account those stock units are credited, but we do not deem them outstanding for purposes of computing the percentage ownership of any other person. As of September 5, 2025, no director or executive officer had deferred stock units.
(2)Except as otherwise noted below, we determine applicable percentage ownership based on 146,404,554 shares of our common stock outstanding as of September 5, 2025. To our knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.
(3)Beneficial and percentage ownership information is based on information contained in a Schedule 13G/A filed with the SEC on May 12, 2025, by FMR LLC Associates, Inc. According to the schedule, as of March 31, 2025, FMR LLC has sole voting power with respect to 20,146,074.97 shares and sole dispositive power with respect to 20,574,141.22 shares of our common stock and Abigail P. Johnson has sole dispositive power with respect to 20,574,141.22 shares of our common stock.

PG. 064	2025 PROXY STATEMENT
(4)Beneficial and percentage ownership information is based on information contained in a Schedule 13G/A filed with the SEC on June, 5 2025, by The Vanguard Group. According to the schedule, as of March 31, 2025, Vanguard has shared voting power with respect to 56,247 shares of our common stock, sole dispositive power with respect to 14,382,743 shares of our common stock and shared dispositive power with respect to 313,155 shares of our common stock.
(5)Beneficial and percentage ownership information is based on information contained in a Schedule 13G/A filed with the SEC on July 17, 2025, by BlackRock, Inc. According to the schedule, as of June 30, 2025, BlackRock has sole voting power with respect to 15,365,803 shares of our common stock and sole dispositive power with respect to 15,790,988 shares of our common stock.
(6)Beneficial and percentage ownership information is based on information contained in a Schedule 13G filed with the SEC on August 12, 2025, by DnB Asset Management AS. According to the schedule, as of June 30, 2025, DnB has shared voting power with respect to 1,410,621 shares of our common stock, sole dispositive power with respect to 7,109,285 shares of our common stock and shared dispositive power with respect to no shares of our common stock.
(7)Beneficial and percentage ownership information is based on information contained in a Schedule 13G/A filed with the SEC on July 1, 2025, by Western Digital Corporation. According to the schedule, as of June 30, 2025, Western Digital Corporation has shared voting power with respect to no shares of our common stock, sole dispositive power with respect to 7,513,019 shares of our common stock and shared dispositive power with respect to no shares of our common stock.
(8)Ms. Alexy’s shares are held in a family trust account in which Ms. Alexy has voting and/or investment power. Ms. Alexy has not been nominated for reelection at the Annual meeting and her term will end immediately prior to the Annual Meeting.
(9)Mr. Massengill’s shares are held in a family trust account and individual retirement account in which Mr. Massengill has voting and/or investment power. Mr. Massengill has not been nominated for reelection at the Annual meeting and his term will end immediately prior to the Annual Meeting.
(10)Mr. Goeckeler is both a named executive officer and a director.
(11)Includes 969 shares of our common stock that may be acquired by Mr. Shek within 60 days after September 5, 2025 through the vesting of RSUs.
(12)Includes 969 shares of our common stock that may be acquired within 60 days after September 5, 2025 through the vesting of RSUs by one of our current executive officers.

PG. 065
AUDIT COMMITTEE MATTERS

Proposal 4 Ratification of Appointment of Our Independent Registered Public Accounting Firm

(→)
•Our Board of Directors is seeking stockholder ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026
•We expect representatives of KPMG LLP to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions

(→)	Our Board of Directors recommends a vote FOR the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026

KPMG LLP has served as our independent auditors since 2025. The Audit Committee has again appointed KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending July 3, 2026. We are not required to submit the appointment of KPMG LLP for stockholder approval, but our Board of Directors has elected to seek ratification of the appointment of our independent registered public accounting firm by our stockholders. If holders of a majority of the outstanding shares of common stock represented at the Annual Meeting and entitled to vote do not ratify this appointment, the committee will reconsider its appointment of KPMG LLP and will either continue to retain KPMG LLP or appoint a different firm. In addition, even if stockholders ratify the committee’s selection, the committee, in its discretion, may still appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of our company and our stockholders.
The following table presents the fees paid by us to KPMG LLP for fiscal year 2025, the first year we operated as an independent public company. We did not pay any fees for professional services to KPMG LLP in 2024. Prior to the Separation from WDC, we did not separately engage an independent registered public accounting firm, and WDC paid any audit, audit-related, tax, or other fees related to Sandisk’s business:

Description of Professional Service	Fiscal 2025 ($)	Fiscal 2024 ($)
Audit Fees — professional services rendered for the audit of our annual financial statements and the review of the financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements	2,202,292	N/A
Audit-Related Fees — assurance and related services reasonably related to the performance of the audit or review of our financial statements(1)	—	N/A
Tax Fees — professional services rendered for tax compliance, tax advice and tax planning(2)	137,405	N/A
All Other Fees — products and services other than those reported above	—	N/A
(1)Audit-Related Fees for fiscal 2025 consisted of assurance and review services related to the Separation and the secondary offering of WDC’s holdings in our company.
(2)Tax Fees in fiscal 2025 consisted of tax compliance assistance and related services and transfer pricing review.
The Audit Committee has adopted a policy regarding the pre-approval of audit and non-audit services to be provided by our independent registered public accounting firm. At least annually, KPMG LLP provides a description of all audit and permissible non-audit services expected to be performed during the year and specific fee estimates for each such service, which must be pre-approved by the committee. KPMG LLP periodically reports to the committee regarding the extent of services provided in accordance with this pre-approval and the fees for the services performed to date. The committee may also delegate to a subcommittee the authority to pre-approve audit and permissible non-audit services and associated fees that were not pre-approved by the committee, up to a maximum amount of fees per audit or permissible non-audit service. The subcommittee is required to report any decisions to pre-approve such audit or non-audit services and fees to the full committee at its next regular meeting. All services performed by KPMG LLP during fiscal 2025 were pre-approved by the committee in accordance with its pre-approval policy and as required by applicable SEC rules.
Vote Required for Approval
The affirmative vote of holders of a majority of the outstanding shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote on this Proposal 4 is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm. You may vote FOR, AGAINST or ABSTAIN on this proposal. Proxies received by our Board will be voted FOR this Proposal 4 unless specified otherwise.

PG. 066	2025 PROXY STATEMENT
Report of the Audit Committee
The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended June 27, 2025. This report shall not be deemed to be soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.
Dear Fellow Stockholders,
The Audit Committee represents our Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of Sandisk and its subsidiaries, and has general responsibility for oversight and review of the accounting and financial reporting practices, internal controls and accounting and internal and external audit activities of Sandisk and its subsidiaries. The Audit Committee is also responsible for overseeing our Enterprise Risk Management process on behalf of our Board. Accordingly, the Audit Committee oversees certain risk topics and allocates oversight responsibility for other risk topics among our Board and its other committees. The Audit Committee acts pursuant to a written charter. Our Board originally adopted the Audit Committee Charter on January 25, 2025. A copy of the charter is available on our website under “Governance” at investor.sandisk.com. Our Board has determined that each of the members of the Audit Committee is an “audit committee financial expert” as defined by the SEC and qualifies as an “independent” director under applicable rules of the Nasdaq Stock Market and the SEC.
Management is responsible for the preparation, presentation and integrity of Sandisk’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. KPMG LLP, Sandisk’s independent registered public accounting firm since 2025, is responsible for performing an independent audit of Sandisk’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), issuing reports thereon.
The Audit Committee is solely and directly responsible for the appointment, compensation, retention and oversight of Sandisk’s independent registered public accounting firm and regularly solicits and evaluates feedback from both management and the auditor in carrying out this responsibility. In conjunction with the rotation of the independent registered public accounting firm’s lead engagement partner, which occurs at least every five years, the Audit Committee is involved in the selection of KPMG LLP’s lead engagement partner. The next mandatory rotation for KPMG LLP’s lead engagement partner is scheduled to occur following the fiscal 2030 audit.
The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and thus, its oversight does not provide an independent basis to determine that management has applied accounting principles generally accepted in the United States appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
During fiscal 2025, the Audit Committee met a total of four times. During fiscal 2025, the Audit Committee also met and held discussions with management and KPMG LLP. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management and the independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the overall scope and plan for its audit. The Audit Committee met regularly with KPMG LLP, with and without management present, to discuss the results of its audit, Sandisk’s internal control over financial reporting and the overall quality of Sandisk’s accounting practices. As part of these discussions, the Audit Committee reviewed and discussed the audited consolidated financial statements of Sandisk for the fiscal year ended June 27, 2025 with management and KPMG LLP. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our Board, including the Audit Committee, received an opinion of KPMG LLP as to the conformity of such audited consolidated financial statements with GAAP.
The Audit Committee has also received the written disclosures and the letter from KPMG LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. The Audit Committee reviewed and evaluated KPMG LLP’s lead engagement partner and also reviewed, among other things, the amount of fees paid to KPMG LLP for audit and non-audit services. Based upon such reviews and discussions, the Audit Committee has recommended to our Board that the audited financial statements be included in Sandisk’s Annual Report on Form 10-K for the fiscal year ended June 27, 2025, for filing with the SEC. The Audit Committee also appointed KPMG LLP to serve as Sandisk’s independent registered public accounting firm for the fiscal year ending July 3, 2026. The members of the Audit Committee believe that the continued retention of KPMG LLP to serve as the independent registered public accounting firm is in the best interests of Sandisk and its stockholders.
THE AUDIT COMMITTEE

Kimberly E. Alexy	Richard B. Cassidy

Devinder Kumar

PG. 067
ADDITIONAL INFORMATION
General Information About the Annual Meeting
Virtual Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/SNDK2025.
Attendance and Participation at the Virtual Annual Meeting
•We believe that the virtual annual meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our Board of Directors and management by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual annual meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.
•Attendance at the Annual Meeting is open to the public online at www.virtualshareholdermeeting.com/SNDK2025, but only stockholders of record or beneficial owners as of September 22, 2025, the record date, or those holding a valid legal proxy for the Annual Meeting are entitled to vote or ask questions via the online virtual annual meeting platform.
•To participate in the Annual Meeting by voting or asking questions, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
•We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing or logging in to the Annual Meeting, please call the technical support number displayed on the login page of the online virtual annual meeting platform.
Questions at the Virtual Annual Meeting
During the Annual Meeting, we will answer as many stockholder-submitted questions related to the proposals as time permits, and any questions that we are unable to address during the Annual Meeting will be published and answered on our website following the meeting with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Who Can Vote
Only holders of record of shares of our common stock at the close of business on September 22, 2025, the record date, will be entitled to notice of and to vote at the Annual Meeting. We have one class of common stock, and each holder of our common stock is entitled to one vote per share of common stock held as of the record date. At the close of business on the record date, 146,526,126 shares of our common stock were outstanding. Shares of treasury stock are not entitled to vote at the Annual Meeting.
Voting Your Proxy
At the Annual Meeting
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record” and you have the right to vote your shares electronically at the Annual Meeting. If you hold your shares through a broker, bank, trustee or other nominee (that is, in “street name”) rather than directly in your own name, you are a “beneficial stockholder” and you may also vote your shares electronically at the Annual Meeting. If you choose to do so, you can vote by following the instructions provided when you log in to the online virtual annual meeting platform. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Without Attending the Annual Meeting
You may also direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may submit a proxy to authorize how your shares are voted at the Annual Meeting. You can submit a proxy over the Internet by following the instructions provided in the “Notice of Internet Availability of Proxy Materials” (which we also refer to as the “Notice”), or, if you received a printed copy of the proxy materials, you can also submit a proxy by mail or telephone. If you are a beneficial stockholder, you may submit your voting instructions over the Internet by following the instructions provided in the Notice, or, if you received a printed copy of the proxy materials, you can also submit voting instructions by telephone or mail by following the instructions provided by your bank, broker, trustee or other nominee.
Submitting your proxy or voting instructions via the Internet, by telephone or by mail will not affect your right to vote electronically should you decide to attend the Annual Meeting.
If you submit a signed proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

PG. 068	2025 PROXY STATEMENT
Voting Deadline
If you are a stockholder of record, please submit your proxy by telephone, the Internet or mail by 11:59 p.m. Eastern time on November 17, 2025 in order for your shares to be voted at the Annual Meeting. If you are a beneficial stockholder, please follow the voting instructions provided by the bank, broker, trustee or nominee who holds your shares.
Revoking Your Proxy
You have the power to revoke your proxy or voting instructions before your shares are voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy by submitting a written notice of revocation to our Secretary (see page 70 for contact information), or, to change how your shares will be voted at the Annual Meeting, by mailing a duly executed written proxy bearing a date that is later than the date of your original proxy or by submitting a later dated proxy via the Internet or by telephone.
A previously submitted proxy will not be voted if the stockholder of record who executed it attends the Annual Meeting and votes the shares represented by the proxy electronically at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee or by attending the Annual Meeting and voting electronically. Please note that attending the Annual Meeting will not by itself constitute revocation of a proxy. Any change to your proxy or voting instructions should be submitted by telephone, the Internet or mail by 11:59 p.m. Eastern time on November 17, 2025.
Quorum
The holders of a majority of our shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any postponements or adjournments thereof. If you submit a proxy or voting instructions, your shares will be counted for purposes of determining the presence or absence of a quorum, even if you abstain from voting your shares. If a broker indicates on a proxy that it lacks discretionary authority to vote your shares on a particular matter, commonly referred to as “broker non-votes,” those shares will also be counted for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Abstentions and Broker Non-Votes
Abstentions
Shares voting “ABSTAIN” on any of the proposals at the Annual Meeting are treated differently depending on the specific proposal.
•Proposal 1: Abstentions will be entirely excluded from the vote and will have no effect in determining the outcome of a director nominee’s election.
•Proposals 2, 3, and 4: We treat abstentions as shares present or represented and entitled to vote on these proposals, so abstaining has the same effect as a vote “against” these proposals, except for abstentions on Proposal 3, which will have no effect, except to the extent that the failure to vote for a particular frequency period may result in another frequency period receiving a larger proportion of the votes cast.
Broker Non-Votes
If you are a beneficial stockholder that holds your shares through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held for a beneficial stockholder on non-routine matters, unless the broker receives voting instructions from the beneficial stockholder. Proposal 4 (ratification of KPMG LLP as our independent registered public accounting firm) is considered routine and may be voted upon by your broker if you do not submit voting instructions. However, all other proposals to be voted on at the Annual Meeting are considered non-routine matters. Consequently, if you hold your shares through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 4 but will not be permitted to vote your shares on any of the other proposals at the Annual Meeting. If your broker exercises this discretion, your shares will be counted as present for purposes of determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 4 in the manner directed by your broker, but your shares will constitute broker non-votes on each of the other proposals at the Annual Meeting. Because broker non-votes are not considered entitled to vote on these proposals, they will have no effect in determining the outcome of each such proposal.
Voting Results
We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K to be filed with the SEC no later than four business days following the date of the Annual Meeting.

ADDITIONAL INFORMATION	PG. 069
Costs of Proxy Solicitation
The accompanying proxy is being solicited on behalf of our Board of Directors. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Notice of Internet Availability of Proxy Materials, this Proxy Statement and form of proxy and our 2025 Annual Report, the cost of making such materials available on the Internet and the cost of soliciting proxies will be paid by us. In addition to use of the mails, we may solicit proxies in person or by telephone, facsimile or other means of communication by certain of our directors, officers, and regular employees who will not receive any additional compensation for such solicitation. We will reimburse brokers or other persons holding our common stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.
Attending the Annual Meeting
Anyone may attend the Annual Meeting online at www.virtualshareholdermeeting.com/SNDK2025, but you are only entitled to participate in the Annual Meeting, including asking questions and voting at the meeting, if you were a stockholder of record or a beneficial stockholder as of the close of business on September 22, 2025, the record date, or you hold a valid legal proxy for the Annual Meeting. To participate in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Submission of Stockholder Proposals and Director Nominations
Proposals for Inclusion in Proxy Materials
For your proposal to be considered for inclusion in the proxy statement and form of proxy for our 2026 Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices no later than June 9, 2026 and must comply with Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2026 Annual Meeting by more than 30 days from the anniversary date of this year’s Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices a reasonable time before we begin to print and mail our proxy materials for our 2026 Annual Meeting.
Nomination of Director Candidates and Proposals Not Intended for Inclusion in Proxy Materials
If you intend to nominate an individual for election to our Board of Directors at our 2026 Annual Meeting or wish to present a proposal at the 2026 Annual Meeting but do not intend for such proposal to be included in the proxy statement for such meeting, our Bylaws require that stockholders give written notice of the nomination or proposal to our Secretary at our principal executive offices no earlier than the close of business on July 21, 2026 (the 120th day prior to the first anniversary of the Annual Meeting) and no later than the close of business on August 20, 2026 (the 90th day prior to the first anniversary of the Annual Meeting).
Notwithstanding the foregoing, in the event that we change the date of the 2026 Annual Meeting to a date that is more than 30 days before or more than 70 days after the anniversary of the Annual Meeting, written notice by a stockholder must be given no earlier than the close of business 120 days prior to the date of the 2026 Annual Meeting and no later than the close of business on the later of 90 days prior to the date of the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is made.
The written notice must also satisfy the information and other specified requirements set forth in Section 2.11 of our Bylaws. In accordance with our Bylaws, the foregoing deadline and notice requirements set forth in Section 2.11 of our Bylaws are also intended to apply to and satisfy the deadline and notice requirements set forth in paragraph (b) of Rule 14a-19 under the Exchange Act with respect to notice by a stockholder who intends to solicit proxies in support of director nominees other than the company’s nominees at the 2026 Annual Meeting.
Written notice of any stockholder proposals not intended to be included in the proxy statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Section 2.11 of our Bylaws will be disregarded and not be acted upon at the 2026 Annual Meeting.

PG. 070	2025 PROXY STATEMENT
Nomination of Director Candidates for Inclusion in Proxy Materials (Proxy Access)
If you intend to nominate a director candidate pursuant to the proxy access process set forth in Section 2.14 of our Bylaws, you, or a group of not more than 20 stockholders, must, among other requirements, have owned 3% or more of our outstanding common stock continuously for at least three years and give written notice of the nomination to our Secretary at our principal executive offices no earlier than the close of business on May 10, 2026 (the 150th day prior to the first anniversary of the date that proxy materials for the Annual Meeting were first released to stockholders) and no later than the close of business on June 9, 2026 (the 120th day prior to the first anniversary of the date that proxy materials for the Annual Meeting were first released to stockholders).
Notwithstanding the foregoing, in the event that we change the date of the 2026 Annual Meeting to a date that is more than 30 days before or more than 70 days after the anniversary of the Annual Meeting, written notice by a stockholder must be given no earlier than the close of business 150 days prior to the date of the 2026 Annual Meeting and no later than the close of business on the later of 120 days prior to the date of the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is made.
Use of the proxy access process is subject to all eligibility, procedural and disclosure requirements set forth in Section 2.14 of our Bylaws.
Eliminating Duplicative Proxy Materials
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder, please contact your bank, broker, trustee or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.
Availability of Annual Report
Our 2025 Annual Report has been posted on our corporate website at investor.sandisk.com and on the Internet at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability of Proxy Materials, the Notice will contain instructions on how to request a printed copy of our 2025 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2025 Annual Report also will be included. In addition, we will provide, without charge, a copy of our 2025 Annual Report (including the financial statements but excluding the exhibits thereto) upon the written request of any stockholder or beneficial owner of our common stock. Requests should be directed to our Secretary at our principal executive offices:

Secretary Sandisk Corporation 951 Sandisk Dr. Milpitas, California 95035

Communication with our Company
Stockholders or other interested parties who wish to communicate with us may do so by mail to our Secretary at our principal executive offices. The name of any specific intended management or Board recipient(s) should be noted in the communication, including whether the communication is intended only for our Chair of the Board, Lead Independent Director or non-employee directors. See also the section entitled “Corporate Governance Matters—Board Processes and Policies—Communicating with Directors.”

Secretary Sandisk Corporation 951 Sandisk Dr. Milpitas, California 95035

PG. A-001
APPENDIX A—NON-GAAP FINANCIAL MEASURES
We have disclosed in this Proxy Statement financial measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are not an alternative for measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. These measures should be considered in addition to financial measures prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. We believe the presentation of these non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors for measuring our performance and comparing it against prior periods. These non-GAAP measures are used by management for assessing our financial performance and as a measurement of our performance for incentive compensation purposes, but should not be considered a substitute for, or superior to, GAAP results.
The Compensation and Talent Committee used non-GAAP operating income as a pre-established performance goal under the STI plan for the second half of fiscal 2025. In accordance with the pre-established terms of the STI, this non-GAAP performance measure excluded certain unusual items that we believe are not indicative of the underlying performance of our business as detailed below.
Reconciliations of Non-GAAP Financial Measures
The following non-GAAP measure, non-GAAP operating income or loss, excludes certain expenses, gains and losses that we believe are not indicative of our core operating results or because they are consistent with the financial models and estimates published by many analysts who follow our company and our peers. As further detailed below, the expenses, gains and losses excluded from the following non-GAAP measure primarily consist of stock-based compensation expense; business separation costs; employee termination and other; recoveries of contamination-related charges; strategic review; goodwill impairment; gain on business divestiture; and other adjustments.
The following tables present reconciliations of our GAAP operating loss to our non-GAAP operating income/ (loss) and our GAAP diluted income/(loss) per common share to our non-GAAP diluted income/(loss) per common share:

(in millions, except per share information, unaudited)	Year Ended June 27, 2025	Year Ended June 28, 2024
Revenue	$7,355	$6,663
Reconciliation of non-GAAP operating income (loss)
GAAP operating loss	$(1,377)	$(468)
Stock-based compensation expense	182	149
Business separation costs	67	64
Employee termination and other	21	(40)
Recoveries of contamination-related charges	—	(36)
Strategic review	—	20
Goodwill impairment	1,830	—
Gain on business divestiture	(34)	—
Other		2
Non-GAAP operating income (loss)	$689	$(309)

PG. A-002	2025 PROXY STATEMENT
Explanations of Adjustments to Non-GAAP Measures
As detailed above, we exclude the following items from our non-GAAP financial measures:
Stock-based compensation expense. Because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside our control, we believe excluding stock-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of our business over time and compare it against our peers, a majority of whom also exclude stock-based compensation expense from their non-GAAP results.
Business separation cost. On October 30, 2023, WDC announced that its board of directors authorized management to pursue a plan to separate us into an independent public company. The separation received final approval by the WDC Board of Directors and was completed on February 21, 2025. Prior to February 21, 2025, we were wholly-owned by WDC. As a result of the plan, we incurred separation and transition costs through the completion of the separation of the companies. The separation and transition costs are recorded within Business separation costs in the Condensed Consolidated Statements of Operations. We believe these charges do not reflect our operating results and that they are not indicative of the underlying results of our business.
Employee termination and other. From time-to-time, in order to realign our operations with anticipated market demand, we may terminate employees and/or restructure our operations. From time-to-time, we may also incur charges from the impairment of long-lived assets. In addition, we may record credits related to gains upon sale of property due to restructuring or reversals of charges recorded in prior periods, as well as taking actions to reduce the amount of capital invested in facilities, including the sale-leaseback of facilities. These charges or credits are inconsistent in amount and frequency, and we believe they are not indicative of the underlying performance of our business.
Recoveries of contamination-related charges. In February 2022, a contamination of certain materials used in our manufacturing process occurred and affected production operations at the flash-based memory manufacturing facilities in Yokkaichi and Kitakami, Japan, which are operated through our joint business ventures with Kioxia. The contamination resulted in scrapped inventory, rework costs, decontamination and other expenses needed to restore the facilities to normal capacity. During the second quarter of fiscal year 2024, we received insurance recoveries for losses from contamination-related charges. The charges and recoveries are inconsistent in amount and frequency, and we believe they are not part of the ongoing production operation of our business.
Strategic review. We incurred expenses associated with our review of potential strategic alternatives aimed at further optimizing the long-term value for stockholders. We believe these charges do not reflect our operating results and that they are not indicative of the underlying performance of our business.
Goodwill impairment. After the completion of the separation, in the third quarter of fiscal 2025, we identified potential impairment indicators related to the trading price of our common stock and resulting market capitalization that warranted a quantitative impairment analysis of long-lived assets and goodwill. Management performed a quantitative impairment analysis and determined that the carrying value of the reporting unit exceeded its fair value, resulting in the recognition of a $1.8 billion impairment charge for the three months ended March 28, 2025. We believe this charge does not reflect our operating results and is not indicative of the underlying performance of our business.
Gain on business divestiture. In connection with our strategic decision to outsource the manufacturing of certain components and assemblies, on September 28, 2024, we completed the sale of 80% of our equity interest in one of our manufacturing subsidiaries. The transaction resulted in a discrete gain, which we believe is not indicative of the underlying performance of our ongoing business operations.
Other adjustments. From time-to-time, we sell or impair investments or other assets which are not considered necessary to our business operations, or incur other charges or gains that we believe are not a part of the ongoing operation of our business. The resulting expense or benefit is inconsistent in amount and frequency.

SANDISK PROXY STATEMENT CORPORATE ANNUAL REVIEW [2025]

SANDISK™
DON'T STOP

PRINCIPAL EXECUTIVE OFFICES

Sandisk Corporation
951 Sandisk Drive
Milpitas, CA 95035
Phone: 408.801.1000

INVESTOR RELATIONS

Website: investor.sandisk.com
E-mail: investor@sandisk.com
Phone: 800.695.6399

WORLDWIDE WEBSITE

sandisk.com

TRANSFER AGENT AND REGISTRAR

Equiniti Trust Company, LLC
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
Website: equiniti.com/us/ast-access
Phone: 800.937.5449

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

STOCK EXCHANGE LISTING

Sandisk's common stock trades on the Nasdaq Global Select Market® under the symbol SNDK

Sandisk, the Sandisk design, the Sandisk logo, Sandisk Professional, the Sandisk Professional logo, and WD_BLACK are registered trademarks or trademarks of Sandisk Corporation or its affiliates in the US and/or other countries.
All other marks are the property of their respective owners.
© 2025 Sandisk Corporation or its affiliates.
All rights reserved.

SANDISK™

SANDISK CORPORATION
951 SANDISK DRIVE
MILPITAS, CA 95035

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SNDK2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 17, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80026-P37161 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SANDISK CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Richard B. Cassidy II	☐	☐	☐
1b. Thomas Caulfield	☐	☐	☐
1c. David V. Goeckeler	☐	☐	☐
1d. Devinder Kumar	☐	☐	☐
1e. Necip Sayiner	☐	☐	☐
1f. Ellyn J. Shook	☐	☐	☐
1g. Miyuki Suzuki	☐	☐	☐
2. Approval on an advisory basis of the named executive officer compensation disclosed in the Proxy Statement.	☐	☐	☐

The Board of Directors recommends you vote for 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Approval on an advisory basis of the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026.	☐	☐	☐

NOTE: In their discretion, the Proxies named on the reverse side of this proxy are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V80027-P37161

SANDISK CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 18, 2025 8:00 AM PACIFIC STANDARD TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby revoking any proxy previously given, appoints David V. Goeckeler and Bernard Shek, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Sandisk Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at November 18, 2025, on 8:00 AM Pacific Standard Time, at www.virtualshareholdermeeting.com/SNDK2025, and any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations "FOR" each of the seven nominees named in Proposal 1, "FOR" Proposal 2, "1 YEAR" for Proposal 3 and "FOR" Proposal 4. Whether or not direction is made, each of the Proxies is authorized to vote in his or her discretion on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Continued and to be marked, dated and signed on reverse side